UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07896

                    GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund

Annual Report — December 31, 2017

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund increased 20.9% compared with increases of 13.1% and 22.4% for the ICE Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Index, respectively. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with a high level of total return through a combination of current income and appreciation of capital.

The Fund’s investment strategy is to invest 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

After a sluggish start to the year, the U.S. economy grew at a faster than anticipated 3.1% and 3.3% in the second and third quarters, respectively. At 4.1%, unemployment stands at a ten-year low while consumer wealth of nearly $97 trillion is at an all-time high. Housing starts of 1.3 million units continue their steady increase, but remain comfortably below the prior peak of 2.2 million units. The U.S. is in its ninth year of economic expansion, making this the third longest expansion at 101 months, trailing only 1961-1969 and 1991-2001 (those expansions were 106 and 120 months, respectively). Perhaps as important, the global economy is in synchronized expansion. For all of 2017, the Eurozone is set to grow 2.2%, its fastest since 2007 while Japan has accelerated to 1.5%; China is likely to post growth of 6.7%. The stock market rose in the latter half of the year, following President Trump’s agenda on tax reform, deregulation, and fiscal stimulus. The Federal Reserve raised the Federal Funds rate for the fifth time since October of 2014, now ranging from 1.25%-1.50%.

Selected holdings that contributed positively to performance in 2017 were: Millicom Intl Cellular SDR (3.2% of net assets as of December 31, 2017) which benefitted from higher revenue and core business growth; Remy Cointreau (2.8%) which had double digit sales growth, robust demand, and higher operating profit margins which lifted performance; and Sony Corp. (4.5%) whose restructuring efforts, streamlining of unprofitable electronics businesses and the capitalization on the spread of smartphones with its image sensors hiked profits.

Some of our weaker performing securities were: The E.W. Scripps Co. (0.7%) which had a decline in television, radio and digital revenues; Sistema PJSC GDR (0.6%) reported credit ratings downgrade and pending lawsuits; and General Electric Co. (0.3%) which had a change in its CEO, and announced it would be reducing its dividend by half and begin selling off a majority of its core businesses.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(2/3/94)
Class AAA (GAGCX)	20.91%	8.27%	3.32%	5.54%	5.01%
ICE Bank of America Merrill Lynch Global 300 Convertible Index	13.08	9.91	6.32	7.15	N/A(b)
MSCI World Index	22.40	11.64	5.03	8.87	6.98(c)
Lipper Convertible Securities Fund Average	12.12	8.73	5.93	7.78	7.46
Class A (GAGAX)	20.93	8.26	3.32	5.55	5.03
With sales charge (d)	13.98	6.99	2.71	5.14	4.76
Class C (GACCX)	19.98	7.20	2.18	4.51	4.33
With contingent deferred sales charge (e)	18.98	7.20	2.18	4.51	4.33
Class I (GAGIX)	21.68	8.65	3.62	5.75	5.13

In the current prospectuses dated April 28, 2017, the gross expense ratios for Class AAA, A, C, and I Shares are 1.61%, 1.61%, 2.36%, and 1.36%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) are 1.61%, 1.61%, 2.36%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The ICE Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  There are no data available for the ICE Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(c)   MSCI World Index since inception performance is as of January 31, 1994.

(d)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/17	12/31/17	Ratio	Period*
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$1,075.60	1.65%	$ 8.63
Class A	$1,000.00	$1,075.70	1.65%	$ 8.63
Class C	$1,000.00	$1,071.40	2.39%	$12.48
Class I	$1,000.00	$1,079.20	1.00%	$ 5.24
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.89	1.65%	$ 8.39
Class A	$1,000.00	$1,016.89	1.65%	$ 8.39
Class C	$1,000.00	$1,013.16	2.39%	$12.13
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli Global Rising Income and Dividend Fund

U.S. Government Obligations	21.9%
Food and Beverage	14.5%
Financial Services	11.8%
Telecommunications	6.4%
Electronics	4.7%
Health Care	4.0%
Diversified Industrial	3.9%
Consumer Products	3.7%
Machinery	3.2%
Cable and Satellite	3.2%
Wireless Communications	3.2%
Energy and Utilities	2.9%
Building and Construction	2.2%
Automotive: Parts and Accessories	2.0%
Automotive	1.6%
Entertainment	1.6%
Hotels and Gaming	1.5%

Computer Software and Services	1.2%
Specialty Chemicals	1.1%
Retail	0.9%
Energy and Energy Services	0.8%
Publishing	0.7%
Equipment and Supplies	0.6%
Aerospace and Defense	0.6%
Consumer Services	0.6%
Business Services	0.5%
Industrials	0.3%
Broadcasting	0.2%
Aviation: Parts and Services	0.0%*
Other Assets and Liabilities (Net)	0.2%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2017

Principal			Market
Amount		Cost	Value

	CONVERTIBLE CORPORATE BONDS — 1.9%
	Automotive — 1.1%
	Navistar International Corp., Sub. Deb.,
$ 450,000	4.500%, 10/15/18	$441,787	$466,031
300,000	4.750%, 04/15/19	300,000	325,875

		741,787	791,906

	Building and Construction — 0.3%
250,000	Layne Christensen Co.,
	4.250%, 11/15/18	247,107	244,219

	Computer Software and Services — 0.1%
10,000	VeriSign Inc., STEP,
	4.702%, 08/15/37	13,073	33,438

	Consumer Services — 0.1%
100,000	Ascent Capital Group Inc.,
	4.000%, 07/15/20	90,266	79,437

	Energy and Utilities — 0.3%
200,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	200,000	210,125

	TOTAL CONVERTIBLE CORPORATE BONDS	1,292,233	1,359,125

Shares
	MANDATORY CONVERTIBLE SECURITIES — 0.3%
	Telecommunications — 0.3%
20,000	Frontier Communications Corp.,
	11.125%, Ser. A, 06/29/18	281,644	216,400

	COMMON STOCKS — 75.7%
	Aerospace and Defense — 0.6%
3,000	Orbital ATK Inc.	399,560	394,500

	Automotive — 0.5%
4,000	General Motors Co.	131,794	163,960
1,000	Volkswagen AG	167,644	202,414

		299,438	366,374

	Automotive: Parts and Accessories — 2.0%
17,000	Dana Inc.	291,299	544,170
4,000	Federal-Mogul Holdings Corp.†(b)	37,917	40,000
2,000	Genuine Parts Co.	179,604	190,020
3,500	Linamar Corp.	154,365	203,846
13,000	Uni-Select Inc.	295,233	293,819
1,000	Visteon Corp.†	59,844	125,140

		1,018,262	1,396,995

	Aviation: Parts and Services — 0.0%
200	Curtiss-Wright Corp.	17,951	24,370

	Broadcasting — 0.2%
353	Cumulus Media Inc., Cl. A†	28	26
4,000	Tribune Media Co., Cl. A	170,480	169,880

		170,508	169,906

			Market
Shares		Cost	Value

	Building and Construction — 1.9%
29,000	Armstrong Flooring Inc.†	$541,690	$490,680
500	Chofu Seisakusho Co. Ltd.	11,059	11,542
4,000	GCP Applied Technologies Inc.†	122,569	127,600
9,000	Herc Holdings Inc.†	296,654	563,490
2,865	Johnson Controls International plc	102,586	109,185
1,020	Lennar Corp., Cl. B	36,499	52,714

		1,111,057	1,355,211

	Business Services — 0.5%
200	Boyd Group Income Fund	14,694	16,052
8,000	JCDecaux SA	266,400	322,567

		281,094	338,619

	Cable and Satellite — 3.2%
500	EchoStar Corp., Cl. A†	26,760	29,950
1,000	Liberty Global plc, Cl. A†	32,167	35,840
3,000	Liberty Global plc, Cl. C†	102,756	101,520
1,000	Liberty Global plc LiLAC, Cl. A†	21,774	20,150
20,000	Rogers Communications Inc., Cl. B	707,828	1,018,600
75,000	Sky plc†	972,692	1,024,762

		1,863,977	2,230,822

	Computer Software and Services — 1.1%
1,000	AVEVA Group plc	32,213	37,332
50,000	Hewlett Packard Enterprise Co.	702,526	718,000

		734,739	755,332

	Consumer Products — 3.7%
1,000	Eastman Kodak Co.†	326	3,100
12,500	Essity AB, Cl. A†	338,141	353,068
8,234	Hunter Douglas NV	344,086	715,278
2,000	L’Oreal SA	335,032	443,823
1,500	Salvatore Ferragamo SpA	29,710	39,865
25,000	Scandinavian Tobacco Group A/S	414,936	483,504
5,000	Svenska Cellulosa AB, Cl. A	32,874	57,905
8,800	Swedish Match AB	282,573	346,718
7,000	Unicharm Corp.	139,942	181,997

		1,917,620	2,625,258

	Consumer Services — 0.5%
12,000	Ashtead Group plc	239,543	322,739

	Diversified Industrial — 3.9%
5,000	Aerojet Rocketdyne Holdings Inc.†	49,073	156,000
10,000	Ampco-Pittsburgh Corp.	157,561	124,000
6,600	Bouygues SA	280,073	342,971
500	Crane Co.	37,572	44,610
2,500	EnPro Industries Inc.	169,932	233,775
12,000	General Electric Co.	298,823	209,400
7,500	Jardine Matheson Holdings Ltd.	400,456	455,625
17,000	Jardine Strategic Holdings Ltd.	580,912	672,860
16,000	Myers Industries Inc.	252,055	312,000
3,000	Textron Inc.	97,157	169,770

See accompanying notes to financial statements.

5

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2017

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
1,000	Trinity Industries Inc.	$27,359	$37,460

		2,350,973	2,758,471

	Electronics — 4.7%
2,200	Agilent Technologies Inc.	97,284	147,334
38,000	Sony Corp.	1,056,755	1,714,258
32,000	Sony Corp., ADR	694,806	1,438,400
1,500	Stratasys Ltd.†	29,905	29,940

		1,878,750	3,329,932

	Energy and Energy Services — 0.8%
6,000	BP plc, ADR	202,748	252,180
800	Chart Industries Inc.†	27,314	37,488
66,000	Weatherford International plc†	311,923	275,220

		541,985	564,888

	Energy and Utilities — 2.6%
12,000	Cameco Corp.	117,430	110,760
3,000	National Fuel Gas Co.	164,089	164,730
15,000	National Grid plc, ADR	1,051,245	882,150
11,803	Royal Dutch Shell plc, Cl. B	268,347	399,749
10,000	Severn Trent plc	288,286	291,902
200,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(b)	0	0

		1,889,397	1,849,291

	Entertainment — 1.6%
9,000	Discovery Communications Inc., Cl. A†	235,500	201,420
7,000	Grupo Televisa SAB, ADR	164,131	130,690
14,000	International Game Technology plc	282,147	371,140
68,000	ITV plc	190,177	151,946
8,000	Viacom Inc., Cl. B	232,719	246,480
2,000	Vivendi SA.	48,473	53,801

		1,153,147	1,155,477

	Equipment and Supplies — 0.6%
4,500	Graco Inc.	100,232	203,490
7,000	Mueller Industries Inc.	205,869	248,010

		306,101	451,500

	Financial Services — 11.8%
1,000	American Express Co.	80,155	99,310
8,800	American International Group Inc.	341,298	524,304
3	Berkshire Hathaway Inc., Cl. A†	358,105	892,800
15,000	Citigroup Inc.	809,386	1,116,150
6,000	Comerica Inc	269,538	520,860
17,000	Deutsche Bank AG	305,139	323,510
4,200	EXOR NV	156,204	257,511
27,000	FinecoBank Banca Fineco SpA	182,261	276,499
45,000	GAM Holding AG	649,994	727,333
3,000	H&R Block Inc.	60,919	78,660

			Market
Shares		Cost	Value

2,200	Julius Baer Group Ltd	$114,955	$134,558
17,000	Kinnevik AB, Cl. A	537,255	592,910
500	Kinnevik AB, Cl. B	15,085	16,902
3,500	Legg Mason Inc.	94,123	146,930
5,000	Morgan Stanley	122,102	262,350
30,000	Nets A/S†	774,732	789,079
16,000	Resona Holdings Inc.	82,393	95,581
2,600	T. Rowe Price Group Inc	190,037	272,818
10,000	The Bank of New York Mellon Corp.	315,339	538,600
1,500	The PNC Financial Services Group Inc.	102,907	216,435
4,000	UBS Group AG.	67,474	73,560
1,000	W. R. Berkley Corp.	37,130	71,650
5,000	Wells Fargo & Co.	171,100	303,350

		5,837,631	8,331,660

	Food and Beverage — 14.5%
7,600	Chr. Hansen Holding A/S	328,955	712,879
7,500	Danone SA	528,728	629,469
130,000	Davide Campari-Milano SpA	483,830	1,005,291
6,000	Diageo plc, ADR	665,409	876,180
4,200	Fomento Economico Mexicano SAB de CV, ADR	336,358	394,380
2,500	General Mills Inc.	124,421	148,225
2,000	Heineken NV	133,144	208,605
2,500	Kellogg Co.	127,291	169,950
4,000	Kerry Group plc, Cl. A	300,765	449,031
6,000	Kikkoman Corp.	104,672	242,822
14,000	Maple Leaf Foods Inc., Toronto	243,879	398,950
1,500	McCormick & Co. Inc., Cl. V	133,799	153,360
1,500	McCormick & Co. Inc., Non-Voting	106,428	152,865
200	National Beverage Corp.	11,204	19,488
16,000	Nestlé SA	1,149,833	1,375,956
160,000	Parmalat SpA	539,479	595,124
3,500	Pernod Ricard SA	398,941	554,119
14,000	Remy Cointreau SA	1,034,431	1,940,152
1,000	The Kraft Heinz Co.	56,416	77,760
500	Yakult Honsha Co. Ltd	34,879	37,719
450,000	Yashili International Holdings Ltd.†	153,029	86,396

		6,995,891	10,228,721

	Health Care — 4.0%
17,000	Advanced Accelerator Applications SA, ADR†	1,382,577	1,387,540
3,500	Bristol-Myers Squibb Co.	118,263	214,480
1,800	ICU Medical Inc.†	108,041	388,800
4,000	Idorsia Ltd.†	41,180	104,469
1,500	Johnson & Johnson	169,964	209,580
1,000	Patterson Cos., Inc.	33,669	36,130
8,000	Pfizer Inc.	187,223	289,760
5,000	Roche Holding AG, ADR	93,345	157,900

		2,134,262	2,788,659

See accompanying notes to financial statements.

6

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2017

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.5%
237,500	Mandarin Oriental International Ltd	$380,503	$479,750
150,000	NYX Gaming Group Ltd.†	287,550	284,010
180,000	The Hongkong & Shanghai Hotels Ltd	270,882	267,252
200	Wynn Resorts Ltd	19,669	33,718

		958,604	1,064,730

	Industrials — 0.3%
3,000	Nilfisk Holding A/S†	129,510	175,512

	Machinery — 3.2%
102,000	CNH Industrial NV, Borsa Italiana	974,433	1,367,033
50,000	CNH Industrial NV, New York	444,471	670,000
1,000	Mueller Water Products Inc., Cl. A	11,460	12,530
2,400	NKT A/S†	96,745	109,581
4,000	Twin Disc Inc.†	63,171	106,280

		1,590,280	2,265,424

	Publishing — 0.7%
30,000	The E.W. Scripps Co., Cl. A†	556,298	468,900

	Retail — 0.9%
4,000	Hertz Global Holdings Inc.†	43,791	88,400
6,000	J.C. Penney Co. Inc.†	41,063	18,960
8,000	Macy’s Inc.	198,348	201,520
2,000	Nathan’s Famous Inc.	124,109	151,000
2,200	Walgreens Boots Alliance Inc.	135,948	159,764

		543,259	619,644

	Specialty Chemicals — 1.1%
700	Ashland Global Holdings Inc.	35,829	49,840
4,000	International Flavors & Fragrances Inc.	413,216	610,440
200	The Chemours Co.	1,720	10,012
4,000	Valvoline Inc.	83,077	100,240

		533,842	770,532

	Telecommunications — 6.1%
1,000	CenturyLink Inc.	19,109	16,680
5,000	Cincinnati Bell Inc.†	83,830	104,250
3,000	Deutsche Telekom AG, ADR	53,860	52,983
7,000	Harris Corp.	549,658	991,550
50,000	Koninklijke KPN NV	139,515	174,458
60,000	Pharol SGPS SA, ADR†	30,852	14,850
2,000	Proximus SA	55,818	65,632
100,000	Sistema PJSC FC, GDR	584,599	417,000
90,000	Sprint Corp.†	574,200	530,100
54,000	Telefonica Deutschland Holding AG	300,437	271,218
60,000	VEON Ltd., ADR	247,056	230,400
3,300	Verizon Communications Inc.	158,780	174,669

			Market
Shares		Cost	Value

40,000	Vodafone Group plc, ADR	$1,381,428	$1,276,000

		4,179,142	4,319,790

	Wireless Communications — 3.2%
33,000	Millicom International Cellular SA, SDR	2,129,714	2,228,670

	TOTAL COMMON STOCKS	41,762,535	53,351,927

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 21.9%
$15,504,000	U.S. Treasury Bills,
	1.048% to 1.471%††,
	01/04/18 to 06/14/18	15,461,864	15,462,060

	TOTAL INVESTMENTS — 99.8%	$58,798,276	70,389,512

	Other Assets and Liabilities (Net) — 0.2%		142,454

	NET ASSETS — 100.0%		$70,531,966

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of the Rule 144A security amounted to $210,125 or 0.30% of total net assets.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
STEP	Step coupon security. The rate disclosed is that in effect at December 31, 2017.

	% of
	Market	Market
Geographic Diversification	Value	Value
United States	48.2%	$33,944,620
Europe	38.7	27,247,914
Japan	5.3	3,722,319
Latin America	4.5	3,165,380
Canada	2.9	2,042,027
Asia/Pacific	0.4	267,252

	100.0%	$70,389,512

See accompanying notes to financial statements.

7

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $58,798,276)	$70,389,512
Foreign currency, at value (cost $74)	74
Cash	2,279
Deposit at brokers	17
Receivable for Fund shares sold	54,472
Receivable from Adviser	46,278
Dividends and interest receivable	141,855
Prepaid expenses	30,562

Total Assets.	70,665,049

Liabilities:
Payable for Fund shares redeemed	4,520
Payable for investment advisory fees	58,902
Payable for accounting fees.	3,750
Payable for distribution fees	3,365
Payable for legal and audit fees	25,084
Payable for shareholder communications expenses	19,782
Payable to custodian	6,249
Payable for shareholder services fees	7,203
Other accrued expenses.	4,228

Total Liabilities	133,083

Net Assets (applicable to 2,595,727 shares outstanding)	$70,531,966

Net Assets Consist of:
Paid-in capital	$59,108,559
Accumulated distributions in excess of net investment income	(121,234)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(47,349)
Net unrealized appreciation on investments	11,591,236
Net unrealized appreciation on foreign currency translations	754

Net Assets	$70,531,966

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,671,735 ÷ 282,010 shares outstanding; 75,000,000 shares authorized)	$27.20

Class A:
Net Asset Value and redemption price per share ($1,177,702 ÷ 43,202 shares outstanding; 50,000,000 shares authorized)	$27.26

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$28.92

Class C:
Net Asset Value and offering price per share ($2,127,564 ÷ 92,770 shares outstanding; 25,000,000 shares authorized)	$22.93 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($59,554,965 ÷ 2,177,745 shares outstanding; 25,000,000 shares authorized)	$27.35

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $53,458)	$789,679
Interest	177,591
Other Income*	54

Total Investment Income	967,324

Expenses:
Investment advisory fees	555,604
Distribution fees - Class AAA	14,920
Distribution fees - Class A	1,500
Distribution fees - Class C	10,630
Shareholder communications expenses	38,276
Legal and audit fees	35,441
Registration expenses	33,796
Accounting fees	22,500
Custodian fees	22,139
Shareholder services fees	22,113
Directors’ fees	16,346
Interest expense	2,668
Tax expense	49
Miscellaneous expenses	14,420

Total Expenses	790,402

Less:
Expense reimbursements (See Note 3)	(175,468)
Expenses paid indirectly by broker (See Note 6)	(1,627)

Total Reimbursements and Credits	(177,095)

Net Expenses	613,307

Net Investment Income	354,017

Net Realized and Unrealized Gain on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	822,951
Net realized gain on securities sold short	122,090
Net realized gain on foreign currency transactions	36,297

Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	981,338

Net change in unrealized appreciation/depreciation:
on investments	9,150,698
on foreign currency translations	29,025

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	9,179,723

Net Realized and Unrealized Gain on Investments, Securities Sold Short, and Foreign Currency	10,161,061

Net Increase in Net Assets Resulting from Operations	$10,515,078

*	The Fund received a reimbursement of custody expenses paid in prior years.

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

8

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Operations:
Net investment income	$354,017	$574,050
Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	981,338	(130,671)
Net change in unrealized appreciation on investments and foreign currency translations	9,179,723	1,809,729

Net Increase in Net Assets Resulting from Operations	10,515,078	2,253,108

Distributions to Shareholders:
Net investment income
Class AAA	(21,185)	(46,389)
Class A	(4,058)	(4,545)
Class C	—	(4,052)
Class I	(454,847)	(505,002)

	(480,090)	(559,988)

Net realized gain
Class AAA	(75,308)	—
Class A	(11,590)	—
Class C	(21,976)	—
Class I	(581,717)	—

	(690,591)	—

Return of Capital
Class AAA	(4,860)	—
Class A	(748)	—
Class C	(2,002)	—
Class I	(36,958)	—

	(44,568)	—

Total Distributions to Shareholders	(1,215,249)	(559,988)

Capital Share Transactions:
Class AAA	2,085,925	(2,597,345)
Class A	602,574	(238,041)
Class C	1,245,252	94,979
Class I	14,154,937	(590,741)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	18,088,688	(3,331,148)

Redemption Fees	3	—

Net Increase/(Decrease) in Net Assets	27,388,520	(1,638,028)
Net Assets:
Beginning of year	43,143,446	44,781,474

End of year (including undistributed net investment income of $0 and $0, respectively)	$70,531,966	$43,143,446

See accompanying notes to financial statements.

9

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2017	$22.80	$ 0.03	$ 4.74	$ 4.77	$(0.07)	$(0.28)	$(0.02)	$(0.37)	$0.00	$27.20	20.9%	$7,672	0.12%	1.62%	1.62%(d)	24%
2016	21.85	0.27	0.91	1.18	(0.23)	—	—	(0.23)	—	22.80	5.4	4,598	1.21	1.61	1.61(d)(e)	52
2015	22.01	(0.09)	0.22	0.13	—	(0.29)	—	(0.29)	—	21.85	0.6	7,121	(0.41)	1.75	1.75(d)(f)	167
2014	22.02	0.48	(0.13)	0.35	(0.25)	(0.11)	—	(0.36)	—	22.01	1.6	12,368	2.15	2.11	2.02	63
2013	19.35	0.01	2.75	2.76	(0.08)	—	(0.01)	(0.09)	0.00	22.02	14.3	17,459	0.11	2.31	2.00	80
Class A
2017	$22.86	$ 0.05	$ 4.74	$ 4.79	$(0.09)	$(0.28)	$(0.02)	$(0.39)	$0.00	$27.26	20.9%	$1,178	0.18%	1.62%	1.62%(d)	24%
2016	21.90	0.25	0.93	1.18	(0.22)	—	—	(0.22)	—	22.86	5.4	480	1.15	1.61	1.61(d)(e)	52
2015	22.10	(0.10)	0.19	0.09	—	(0.29)	—	(0.29)	—	21.90	0.4	694	(0.44)	1.75	1.75(d)(f)	167
2014	22.11	0.36	0.00(b)	0.36	(0.26)	(0.11)	—	(0.37)	—	22.10	1.6	365	1.60	2.11	2.02	63
2013	19.40	0.01	2.78	2.79	(0.07)	—	(0.01)	(0.08)	0.00	22.11	14.4	332	0.21	2.31	2.00	80
Class C
2017	$19.36	$(0.14)	$4.01	$ 3.87	$ —	$(0.28)	$(0.02)	$(0.30)	$0.00	$22.93	20.0%	$2,127	(0.62)%	2.37%	2.37%(d)	24%
2016	18.61	0.06	0.80	0.86	(0.11)	—	—	(0.11)	—	19.36	4.6	721	0.31	2.36	2.36(d)(e)	52
2015	18.97	(0.24)	0.17	(0.07)	—	(0.29)	—	(0.29)	—	18.61	(0.4)	595	(1.26)	2.50	2.20(d)(f)	167
2014	19.14	(0.06)	0.24	0.18	(0.24)	(0.11)	—	(0.35)	—	18.97	0.9	155	(0.29)	2.86	2.77	63
2013	17.15	(0.07)	2.16	2.09	(0.09)	—	(0.01)	(0.10)	0.00	19.14	12.2	8	(0.82)	3.06	2.75	80
Class I
2017	$22.89	$ 0.19	$4.78	$ 4.97	$(0.21)	$(0.28)	(0.02)	$(0.51)	$0.00	$27.35	21.7%	$59,555	0.74%	1.37%	1.00%(d)(g)	24%
2016	21.94	0.31	0.95	1.26	(0.31)	—	—	(0.31)	—	22.89	5.8	37,344	1.39	1.36	1.27(d)(e)(g)	52
2015	22.13	(0.04)	0.17	0.13	(0.03)	(0.29)	—	(0.32)	—	21.94	0.6	36,371	(0.19)	1.50	1.50(d)(f)	167
2014	22.13	0.19	0.23	0.42	(0.31)	(0.11)	—	(0.42)	—	22.13	1.9	27,398	0.87	1.86	1.77	63
2013	19.40	0.03	2.83	2.86	(0.12)	—	(0.01)	(0.13)	0.00	22.13	14.7	2,584	0.49	2.06	1.75	80

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013.
††

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2014. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.76% (Class C), and 1.76% (Class I). For the years ended December 31, 2017, 2016, 2015, and 2013, the effect of the interest expense was minimal.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. During the year ended December 31, 2017 and 2016, there was no impact to the expenses ratio. For the year ended December 31, 2015, if credits had not been incurred, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I).

(e)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I).

(f)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).

(g)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $175,468 and $36,018 for the years ended December 31, 2017 and 2016, respectively.

See accompanying notes to financial statements.

10

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

11

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$1,356,995	—	$40,000	$1,396,995
Energy and Utilities	1,849,291	—	0	1,849,291
Food and Beverage	10,075,361	$153,360	—	10,228,721
Other Industries (a)	39,876,920	—	—	39,876,920
Total Common Stocks	53,158,567	153,360	40,000	53,351,927
Convertible Corporate Bonds (a)	—	1,359,125	—	1,359,125
Mandatory Convertible Securities (a)	216,400	—	—	216,400
U.S. Government Obligations	—	15,462,060	—	15,462,060
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$53,374,967	$16,974,545	$40,000	$70,389,512

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not

12

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

13

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2017, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2017, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges

14

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2017, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reversals of mark-to-market relating to investments considered no longer to be passive foreign investments, defaulted security accruals, reclasses of realized foreign currency and treatment of sales relating to passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated distributions in excess of net investment income by $127,533 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $127,484, with an offsetting adjustment to paid-in capital.

15

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income	$ 922,020	$559,988
Net long term capital gains	248,661	—
Return of capital	44,568	—

Total	$1,215,249	$559,988

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, securities sold short, and foreign currency translations	$11,423,407

Total	$11,423,407

The Fund has utilized capital loss carry forward of $179,441.

At December 31, 2017, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$58,966,860	$12,689,248	$(1,266,596)	$11,422,652

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

16

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The agreement is renewable annually. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I. This arrangement is in effect through April 30, 2018. For the year ended December 31, 2017, the Adviser reimbursed certain Class I expenses in the amount of $175,468. At December 31, 2017, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $211,486:

For the year ended December 31, 2016, expiring December 31, 2018	$36,018
For the year ended December 31, 2017, expiring December 31, 2019	175,468

$211,486

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $20,987,590 and $10,566,348, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid brokerage commissions on security trades of $12,113 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $3,725 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,627.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2017.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from

17

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2017, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	95,643	$2,480,225	19,227	$430,814
Shares issued upon reinvestment of distributions	3,606	97,910	1,932	43,974
Shares redeemed.	(18,890)	(492,210)	(145,369)	(3,072,133)

Net increase/(decrease)	80,359	$2,085,925	(124,210)	$(2,597,345)

Class A
Shares sold	31,272	$836,369	3,017	$66,861
Shares issued upon reinvestment of distributions	554	15,065	166	3,780
Shares redeemed.	(9,621)	(248,860)	(13,902)	(308,682)

Net increase/(decrease)	22,205	$602,574	(10,719)	$(238,041)

Class C
Shares sold	73,832	$1,646,473	18,543	$347,754
Shares issued upon reinvestment of distributions	1,028	23,527	201	3,879
Shares redeemed.	(19,350)	(424,748)	(13,476)	(256,654)

Net increase	55,510	$1,245,252	5,268	$94,979

Class I
Shares sold	682,988	$17,585,070	27,866	$604,931
Shares issued upon reinvestment of distributions	39,338	1,073,522	22,101	505,002
Shares redeemed.	(175,822)	(4,503,655)	(76,266)	(1,700,674)

Net increase/(decrease)	546,504	$14,154,937	(26,299)	$(590,741)

9. Significant Shareholder. As of December 31, 2017, approximately 62% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

18

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli Global Rising Income and Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Rising Income and Dividend Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

20

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2017, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2017) against a peer group of seven other comparable funds prepared by the Adviser (the “Adviser Peer Group”), and against a peer group prepared by Broadridge (the “Broadridge Performance Peer Group”) consisting of all retail and institutional global equity income funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Equity Income Fund Index. The Independent Board Members noted that the Fund’s performance was in the first (highest) quartile for the one year period, the second quartile for the three year period, and the fourth (lowest) quartile for the five and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the first (highest) quintile for the one and three year periods, and the fourth quintile for the five and ten year periods. The Independent Board Members discussed the peer groups in relation to the Fund’s shift in strategy several years ago, and also noted the resulting limited utility of the five year peer performance comparison.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of nine other global equity income funds selected by Broadridge (the “Broadridge Expense Peer Group”), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board Members noted that the Fund’s total expense ratio was the highest of both peer groups and that, although the Fund’s size was significantly lower than the average of the Adviser Peer Group, the Fund’s size was only slightly lower than the average of the

21

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and had an acceptable performance record since it had substantially changed its investment focus in 2014. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

22

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1993	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
John D. Gabelli Director Age: 73	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 78	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 87	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder Director Age: 77	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

23

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

24

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●   Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●   Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.246, $0.266, $0.174, and $0.387 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $248,661, or the maximum allowable. For the year ended December 31, 2017, 27.52% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 76.79% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 21.89% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2017, the Fund passed through foreign tax credits of $0.018, $0.018, $0.018, and $0.018 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2017 which was derived from U.S. Treasury securities was 3.71%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 21.92%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.
THE GABELLI GLOBAL RISING INCOME
AND DIVIDEND FUND
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q417AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Howard F. Ward, CFA

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class I Share of The GAMCO Global Growth Fund increased 29.8% compared with an increase of 24.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest at least 65% of its total assets in common stocks of companies which the portfolio managers believe are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, located in at least three countries, and at least 40% of the Fund’s total net assets are invested in securities of non-U.S. issuers.

After a sluggish start to the year, the U.S. economy grew at a faster than anticipated 3.1% and 3.3% in the second and third quarters, respectively. At 4.1%, unemployment stands at a ten-year low while consumer wealth of nearly $97 trillion is at an all-time high. Housing starts of 1.3 million units continue their steady increase, but remain comfortably below the prior peak of 2.2 million units. The U.S. is in its ninth year of economic expansion, making this the third longest expansion at 101 months, trailing only 1961-1969 and 1991-2001 (those expansions were 106 and 120 months, respectively). Perhaps as important, the global economy is in synchronized expansion, which benefited the Fund. For all of 2017, the Eurozone is set to grow 2.2%, its fastest since 2007 while Japan has accelerated to 1.5%; China is likely to post growth of 6.7%. The stock market rose in the latter half of the year, following President Trump’s agenda on tax reform, deregulation, and fiscal stimulus. The Federal Reserve raised the Federal Funds rate for the fifth time since October of 2014, now ranging from 1.25%-1.50%.

Selected holdings that contributed positively to performance in 2017 were: Tencent Holding Ltd. (4.9% of net assets as of December 31, 2017) which had strong business and revenue growth across multiple business lines including games, digital content, online advertising and payment related services; Facebook Inc. (4.5%) had robust top line growth and digital advertising spending continued to grow at a relatively fast pace; and Keyence Corp. (3.7%) which had record sales, high profit metrics and a relatively strong balance sheet.

Some of our weaker performing holdings during the year were: Schlumberger Ltd. (no longer held as of December 31, 2017) which declined on the ensuing restructuring of the dynamics in the energy markets, as well as the transition to natural gas and renewables and unconventional drilling methods have taken their toll on exploration and production; Celgene Corp. (no longer held) which pipeline setbacks have hampered much of the company’s potential upside; and Subaru Corp. (no longer held) which had inspection scandals, a series of compliance failings in regards to quality control, prompting calls for better governance.

Thank you for your investment in The GAMCO Global Growth Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(2/7/94)
Class I (GGGIX)	29.84%	12.14%	6.36%	10.24%	9.24%
Class AAA (GICPX)	29.02	11.53	5.92	9.94	9.05
MSCI AC World Index	23.97	10.80	4.65	9.00	7.32(b)
Lipper Global Large-Cap Growth Fund Classification	28.42	11.18	5.40	9.65	7.60
Class A (GGGAX)	28.98	11.53	5.92	9.94	9.06
With sales charge (c)	21.56	10.22	5.30	9.51	8.79
Class C (GGGCX)	28.04	10.69	5.13	9.11	8.44
With contingent deferred sales charge (d)	27.04	10.69	5.13	9.11	8.44

In the current prospectuses dated April 28, 2017, the gross expense ratios for Class AAA, A, C, and I Shares are 1.72%, 1.72%, 2.47%, and 1.47%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.72%, 1.72%, 2.47%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

    (a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

    (b)  MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

    (c)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

    (d)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,121.80	1.63%	$ 8.72
Class A	$1,000.00	$1,121.80	1.63%	$ 8.72
Class C	$1,000.00	$1,117.60	2.37%	$12.65
Class I	$1,000.00	$1,125.30	1.00%	$ 5.36
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.99	1.63%	$ 8.29
Class A	$1,000.00	$1,016.99	1.63%	$ 8.29
Class C	$1,000.00	$1,013.26	2.37%	$12.03
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The GAMCO Global Growth Fund

Information Technology	36.4%
Consumer Discretionary	19.1%
Health Care	12.8%
Industrials	11.3%
Consumer Staples	8.3%
Financials	6.0%
Real Estate	3.6%

Materials	2.3%
U.S. Government Obligations	0.4%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 99.8%
	INFORMATION TECHNOLOGY — 36.4%
13,900	Adobe Systems Inc.†	$1,028,959	$2,435,836
19,100	Alibaba Group Holding Ltd., ADR†	2,415,064	3,293,413
810	Alphabet Inc., Cl. A†	238,018	853,254
2,731	Alphabet Inc., Cl. C†	1,789,062	2,857,718
11,210	Apple Inc.	860,406	1,897,068
7,000	Applied Materials Inc.	346,230	357,840
2,200	Broadcom Ltd.	547,432	565,180
22,400	Facebook Inc., Cl. A†	1,881,948	3,952,704
5,000	Fiserv Inc.†	510,859	655,650
5,800	Keyence Corp.	508,627	3,249,132
8,600	Mastercard Inc., Cl. A	124,678	1,301,696
39,700	Microsoft Corp.	1,498,643	3,395,938
2,500	NVIDIA Corp.	414,253	483,750
1,600	Palo Alto Networks Inc.†	244,125	231,904
6,600	PayPal Holdings Inc.†	383,489	485,892
83,200	Tencent Holdings Ltd.	2,023,652	4,323,544
17,000	Visa Inc., Cl. A	301,339	1,938,340

	TOTAL INFORMATION
	TECHNOLOGY	15,116,784	32,278,859

	CONSUMER DISCRETIONARY — 19.1%
6,300	adidas AG	1,326,301	1,263,492
1,730	Amazon.com Inc.†	875,314	2,023,183
1,100	Charter Communications Inc., Cl. A†	375,340	369,556
2,000	Christian Dior SE	290,698	730,826
11,700	Comcast Corp., Cl. A	229,725	468,585
3,114	Compagnie Financiere Richemont SA	172,841	282,176
26,500	Luxottica Group SpA	1,406,624	1,626,362
8,300	LVMH Moet Hennessy Louis Vuitton SE	1,464,557	2,443,871
1,500	Netflix Inc.†	237,320	287,940
11,500	NIKE Inc., Cl. B	457,202	719,325
22,600	Starbucks Corp.	1,009,747	1,297,918
9,800	The Home Depot Inc.	885,410	1,857,394
240	The Priceline Group Inc.†	261,679	417,058
23,700	The Swatch Group AG	1,487,996	1,811,945
12,600	The Walt Disney Co.	1,287,983	1,354,626

	TOTAL CONSUMER
	DISCRETIONARY	11,768,737	16,954,257

	HEALTH CARE — 12.8%
9,000	Abbott Laboratories	425,372	513,630
3,500	AbbVie Inc.	241,249	338,485
5,400	Becton, Dickinson and Co.	727,612	1,155,924
900	Biogen Inc.†	134,354	286,713
3,800	Bristol-Myers Squibb Co.	235,126	232,864
5,900	Danaher Corp.	389,624	547,638
6,500	Humana Inc.	1,576,846	1,612,455
9,500	Johnson & Johnson	826,778	1,327,340
2,600	Roche Holding AG, Genusschein	255,977	657,704

Shares		Cost	Market Value
3,200	Thermo Fisher Scientific Inc.	$419,737	$607,616
11,800	UnitedHealth Group Inc.	1,769,694	2,601,428
20,600	Zoetis Inc.	1,148,479	1,484,024

	TOTAL HEALTH CARE	8,150,848	11,365,821

	INDUSTRIALS — 11.3%
2,500	3M Co.	326,567	588,425
12,700	FANUC Corp.	2,546,634	3,050,029
2,900	Honeywell International Inc.	300,960	444,744
27,500	Jardine Matheson Holdings Ltd.	1,334,238	1,670,625
2,300	Parker-Hannifin Corp.	404,814	459,034
5,000	Rockwell Automation Inc.	951,742	981,750
1,600	Roper Technologies Inc.	394,257	414,400
5,700	Secom Co. Ltd.	278,963	430,352
7,200	Siemens AG	752,777	1,003,408
3,200	The Boeing Co.	576,984	943,712

	TOTAL INDUSTRIALS	7,867,936	9,986,479

	CONSUMER STAPLES — 8.3%
2,400	Costco Wholesale Corp.	155,909	446,688
10,200	Danone SA	854,243	856,078
80,000	Davide Campari-Milano SpA	129,297	618,641
5,000	Henkel AG & Co. KGaA	548,486	599,923
8,700	L’Oreal SA	1,510,867	1,930,631
20,600	Nestlé SA	1,197,710	1,771,543
5,156	Pernod Ricard SA	497,413	816,297
9,900	Unicharm Corp.	187,592	257,396

	TOTAL CONSUMER STAPLES	5,081,517	7,297,197

	FINANCIALS — 6.0%
8,000	First Republic Bank	592,077	693,120
17,500	HDFC Bank Ltd., ADR	1,269,782	1,779,225
13,300	JPMorgan Chase & Co.	655,026	1,422,302
19,300	Schroders plc	345,422	916,194
10,100	The Charles Schwab Corp.	275,570	518,837

	TOTAL FINANCIALS	3,137,877	5,329,678

	REAL ESTATE — 3.6%
10,500	American Tower Corp.	1,250,467	1,498,035
11,800	Crown Castle International Corp.	1,142,963	1,309,918
2,400	SBA Communications Corp.†	267,159	392,064

	TOTAL REAL ESTATE	2,660,589	3,200,017

	MATERIALS — 2.3%
3,300	Ecolab Inc.	294,898	442,794
3,900	The Sherwin-Williams Co.	869,418	1,599,156

	TOTAL MATERIALS	1,164,316	2,041,950

	TOTAL COMMON STOCKS	54,948,604	88,454,258

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2017

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.4%
$ 395,000	U.S. Treasury Bills, 1.259% to 1.324%††, 03/08/18 to 03/15/18	$394,005	$394,023

	TOTAL INVESTMENTS — 100.2%	$55,342,609	88,848,281

	Other Assets and Liabilities (Net) — (0.2)%		(221,552)
	NET ASSETS — 100.0%		$88,626,729

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

	% of Market	Market
Geographic Diversification	Value	Value
United States	59.5%	$52,900,294
Europe	19.5	17,329,091
Latin America	10.5	9,287,582
Japan	7.9	6,986,909
Asia/Pacific	2.6	2,344,405

	100.0%	$88,848,281

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $55,342,609)	$88,848,281
Receivable for Fund shares sold	27,260
Receivable from Adviser	1,685
Dividends receivable	83,009
Prepaid expenses	34,577

Total Assets	88,994,812

Liabilities:
Payable to custodian	89,566
Payable for Fund shares redeemed	85,295
Payable for investment advisory fees	75,226
Payable for distribution fees	18,524
Payable for accounting fees	3,750
Payable for legal and audit fees	27,550
Payable for shareholder services fees	24,604
Payable for shareholder communications expenses	24,035
Other accrued expenses	19,533

Total Liabilities	368,083

Net Assets (applicable to 2,656,936 shares outstanding)	$88,626,729

Net Assets Consist of:
Paid-in capital	$55,058,789
Accumulated distributions in excess of net investment income	(45,595)
Accumulated net realized gain on investments and foreign currency transactions	107,380
Net unrealized appreciation on investments	33,505,672
Net unrealized appreciation on foreign currency translations	483

Net Assets	$88,626,729

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($77,828,888 ÷ 2,328,997 shares outstanding; 75,000,000 shares authorized)	$33.42

Class A:
Net Asset Value and redemption price per share ($3,651,550 ÷ 109,298 shares outstanding; 50,000,000 shares authorized)	$33.41

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$35.45

Class C:
Net Asset Value and offering price per share ($1,478,762 ÷ 51,465 shares outstanding; 25,000,000 shares authorized)	$28.73	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($5,667,529 ÷ 167,176 shares outstanding; 25,000,000 shares authorized)	$33.90

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $49,790)	$999,412
Interest	7,066
Other Income*	300

Total Investment Income	1,006,778

Expenses:
Investment advisory fees	810,318
Distribution fees - Class AAA	179,722
Distribution fees - Class A	8,167
Distribution fees - Class C	11,889
Shareholder services fees	80,828
Shareholder communications expenses	52,357
Registration expenses	48,043
Accounting fees	45,000
Legal and audit fees	36,589
Directors’ fees	24,027
Custodian fees	19,399
Interest expense	1,241
Miscellaneous expenses	32,433

Total Expenses	1,350,013

Less:
Expenses paid indirectly by broker (See Note 6)	(1,822)
Expense reimbursements (See Note 3)	(19,466)

Total Credits and Reimbursements	(21,288)

Net Expenses	1,328,725

Net Investment Loss	(321,947)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,801,809
Net realized loss on foreign currency transactions	(1,795)

Net realized gain on investments and foreign currency transactions	2,800,014

Net change in unrealized appreciation/depreciation on investments	17,833,014
on foreign currency translations	7,444

Net change in unrealized appreciation on investments and foreign currency translations	17,840,458

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	20,640,472

Net Increase in Net Assets Resulting from Operations	$20,318,525

*	The Fund received a reimbursement of custody expenses paid in prior years.

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income/(loss)	$(321,947)	$354,244
Net realized gain on investments and foreign currency transactions	2,800,014	4,524,627
Net change in unrealized appreciation on investments and foreign currency translations	17,840,458	(4,051,722)

Net Increase in Net Assets Resulting from Operations.	20,318,525	827,149

Distributions to Shareholders:
Net investment income
Class AAA	—	(301,150)
Class A	—	(14,857)
Class I	—	(36,608)

	—	(352,615)

Net realized gain
Class AAA	(2,380,131)	(3,988,932)
Class A	(111,791)	(191,788)
Class C	(52,550)	(87,574)
Class I	(170,813)	(184,475)

	(2,715,285)	(4,452,769)

Return of capital
Class AAA	(8,896)	—
Class A	(418)	—
Class C	(196)	—
Class I	(638)	—

	(10,148)	—

Total Distributions to Shareholders	(2,725,433)	(4,805,384)

Capital Share Transactions:
Class AAA	(2,418,247)	(4,746,537)
Class A	(201,553)	(251,070)
Class C	11,902	(579,341)
Class I	1,717,886	24,257

Net Decrease in Net Assets from Capital Share Transactions	(890,012)	(5,552,691)

Redemption Fees	4	—

Net Increase/(Decrease) in Net Assets	16,703,084	(9,530,926)
Net Assets:
Beginning of year	71,923,645	81,454,571

End of year (including undistributed net investment income of $0 and $0, respectively)	$88,626,729	$71,923,645

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Captial	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class AAA
2017	$26.72	$(0.13)	$ 7.89	$ 7.76	—	$(1.05)	$(0.01)	$ (1.06)	$ 0.00	$ 33.42	29.0%	$ 77,829	(0.42)%	1.67%	1.67%(c)	43%
2016	28.27	0.12	0.22	0.34	$(0.13)	(1.76)	—	(1.89)	—	26.72	1.2	64,574	0.44	1.72	1.72(c)(d)	63
2015	30.23	(0.03)	(0.31)	(0.34)	(0.02)	(1.60)	—	(1.62)	0.00	28.27	(1.2)	72,882	(0.10)	1.68	1.68(c)	53
2014	31.12	0.15	1.09	1.24	(0.12)	(2.01)	—	(2.13)	0.00	30.23	3.9	78,140	0.48	1.72	1.72	29
2013	26.54	(0.01)	7.50	7.49	—	(2.91)	—	(2.91)	0.00	31.12	28.8	75,773	(0.02)	1.77	1.77	25
Class A
2017	$26.72	$(0.13)	$ 7.88	$ 7.75	—	$(1.05)	$(0.01)	$(1.06)	$0.00	$33.41	29.0%	$3,652	(0.43)%	1.67%	1.67%(c)	43%
2016	28.26	0.12	0.23	0.35	$(0.14)	(1.75)	—	(1.89)	—	26.72	1.3	3,143	0.44	1.72	1.72(c)(d)	63
2015	30.22	(0.03)	(0.32)	(0.35)	(0.01)	(1.60)	—	(1.61)	0.00	28.26	(1.2)	3,580	(0.08)	1.68	1.68(c)	53
2014	31.13	0.13	1.11	1.24	(0.14)	(2.01)	—	(2.15)	0.00	30.22	3.9	3,725	0.40	1.72	1.72	29
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	—	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77	25
Class C
2017	$23.26	$(0.32)	$ 6.85	$ 6.53	—	$(1.05)	$(0.01)	$(1.06)	$0.00	$28.73	28.0%	$1,479	(1.19)%	2.42%	2.42%(c)	43%
2016	24.91	(0.07)	0.18	0.11	—	(1.76)	—	(1.76)	—	23.26	0.4	1,232	(0.30)	2.47	2.47(c)(d)	63
2015	27.01	(0.23)	(0.27)	(0.50)	—	(1.60)	—	(1.60)	0.00	24.91	(1.9)	1,891	(0.86)	2.43	2.43(c)	53
2014	28.12	(0.11)	1.01	0.90	—	(2.01)	—	(2.01)	0.00	27.01	3.1	1,609	(0.37)	2.47	2.47	29
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	—	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52	25
Class I
2017	$26.92	$ 0.07	$ 7.97	$ 8.04	—	$(1.05)	$(0.01)	$(1.06)	$0.00	$33.90	29.8%	$5,667	0.24%	1.42%	1.00%(c)(e)	43%
2016	28.47	0.33	0.23	0.56	$(0.35)	(1.76)	—	(2.11)	—	26.92	2.0	2,975	1.18	1.47	1.00(c)(d)(e)	63
2015	30.42	0.17	(0.30)	(0.13)	(0.22)	(1.60)	—	(1.82)	0.00	28.47	(0.5)	3,102	0.54	1.43	1.00(c)(e)	53
2014	31.30	0.27	1.11	1.38	(0.25)	(2.01)	—	(2.26)	0.00	30.42	4.3	2,318	0.85	1.47	1.28(e)	29
2013	26.61	0.07	7.53	7.60	—	(2.91)	—	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52	25

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.20% (Class AAA) , 1.21% (Class A), 1.96% (Class C), and 0.47% (Class I)

(e)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $19,466, $14,648, $12,486, and $3,489 for the years ended December 31, 2017, 2016, 2015, and 2014, respectively.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$88,454,258	—	$88,454,258
U.S. Government Obligations	—	$394,023	394,023
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$88,454,258	$394,023	$88,848,281

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2017 or December 31, 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models,

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to net operating losses. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated distributions in excess of net investment income by $321,947 and increase accumulated net realized gain on investments and foreign currency transactions by $1,023, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	—	$352,241
Net long term capital gains	$2,715,285	4,453,143
Return of capital	10,148	—

Total distributions paid	$2,725,433	$4,805,384

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$33,567,940

Total	$33,567,940

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2017, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$55,280,824	$33,994,299	$(426,842)	$33,567,457

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019 at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2017, the Adviser reimbursed certain Class I Share expenses in the amount of $19,466. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I Shares. The agreement is renewable annually. At December 31, 2017, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $34,114:

For the year ended December 31, 2016, expiring December 31, 2018	$14,648
For the year ended December 31, 2017, expiring December 31, 2019	19,466

$34,114

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $34,180,773 and $38,062,347, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Distributor retained a total of $2,889 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,822.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $10,384, with a weighted average interest rate of 2.25%. The maximum amount borrowed at any time during the year ended December 31, 2017 was $575,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	64,253	$2,025,875	29,107	$807,388
Shares issued upon reinvestment of distributions	68,510	2,294,414	154,161	4,123,795
Shares redeemed	(220,273)	(6,738,536)	(345,138)	(9,677,720)

Net (decrease)	(87,510)	$(2,418,247)	(161,870)	$(4,746,537)

Class A
Shares sold	19,835	$647,298	27,660	$762,766
Shares issued upon reinvestment of distributions	3,257	109,034	7,246	193,744
Shares redeemed	(31,457)	(957,885)	(43,912)	(1,207,580)

Net (decrease)	(8,365)	$(201,553)	(9,006)	$(251,070)

Class C
Shares sold	13,126	$377,266	10,325	$248,345
Shares issued upon reinvestment of distributions	1,563	45,008	3,100	72,195
Shares redeemed	(16,162)	(410,372)	(36,423)	(899,881)

Net increase/(decrease)	(1,473)	$11,902	(22,998)	$(579,341)

Class I
Shares sold	105,822	$3,127,493	44,336	$1,222,360
Shares issued upon reinvestment of distributions	4,652	158,034	7,076	190,623
Shares redeemed	(53,821)	(1,567,641)	(49,851)	(1,388,726)

Net increase	56,653	$1,717,886	1,561	$24,257

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The GAMCO Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The GAMCO Global Growth Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

18

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2017, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2017) against a peer group of seven other comparable funds prepared by the Adviser (the “Adviser Peer Group”), and against a peer group prepared by Broadridge (the “Broadridge Performance Peer Group”) consisting of all retail and institutional global large cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Large Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the first (highest) quartile for the one and five year periods, the second quartile for the three year period, and the first quartile for the ten year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the third quintile for the one and five year periods, the fourth quintile for the three year period, and the second quintile for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other global large cap growth funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio was the highest of both peer groups, but that the Fund’s size was below average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1993	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 73	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 78	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 87	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder Director Age: 77	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors,
Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders long term capital gains totaling $2,715,285, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT, AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q417AR

The Gabelli International Small Cap Fund Annual Report — December 31, 2017	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli International Small Cap Fund increased 28.1% compared with an increase of 24.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest primarily in a portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in the stocks of “small cap companies.” Gabelli Funds, LLC, the Adviser currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

For the first time on record, according to Bank of America Merrill Lynch (BAML), global equity markets rallied in all twelve months of 2017. Possibly the biggest surprise over recent months has been the improvement in the pace of economic growth in the eurozone. Eurozone growth was faster than the U.S. in 2017. Synchronized global growth is usually good for the Japanese economy as demand for exports accelerates. In November, Japanese industrial production grew 3.7% compared with a year ago. Unemployment is low and companies are starting to raise wages which should be positive for domestic consumption.

Selected holdings that contributed positively to performance in 2017 were: Keyence Corp. (4.1% of net assets as of December 31, 2017) had record sales, high profit metrics and a relative strong balance sheet; Christian Dior SE (3.9%) all business groups within Christian Dior recorded double digit organic growth; and SMC Corp. (3.4%) whose sales have more than doubled since 2009 with minimal debt on the company’s balance sheet.

Some of our weaker performing holdings during the year were: JINS Inc. (1.1%) which saw shortfall in its overseas operations largely from the U.S. and China; Norway Royal Salmon ASA (0.6%) where a rare fish disease ISA (Infectious Salmon Anaemia) caused a downward revision in the company’s harvest volumes;

and Schlumberger Ltd. (no longer held as of December 31, 2017) which declined on the ensuing restructuring of the dynamics in the energy markets, as well as the transition to natural gas and renewables and unconventional drilling methods have taken their toll on exploration and production.

Thank you for your investment in The Gabelli International Small Cap Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(5/11/98)
Class AAA (GABOX)	28.09%	8.81%	4.35%	8.90%	7.12%
MSCI EAFE Small Cap Index	33.01	12.25	5.77	12.24	8.89 (b)
MSCI AC World Index	23.97	10.80	4.65	9.00	5.89 (c)
Lipper Global Large-Cap Growth Fund Classification	28.42	11.18	5.40	9.65	6.21
Lipper Global Multi-Cap Growth Fund Classification	28.45	11.71	4.84	8.63	5.01
Class A (GOCAX)	27.74	8.74	4.31	8.88	7.10
With sales charge (d)	20.39	7.46	3.70	8.45	6.78
Class C (GGLCX)	26.79	8.03	3.58	8.24	6.65
With contingent deferred sales charge (e)	25.79	8.03	3.58	8.24	6.65
Class I (GLOIX)	29.02	9.42	4.78	9.20	7.34

In the current prospectuses dated April 28, 2017 as amended on September 6, 2017, the gross expense ratios for Class AAA, A, C, and I Shares are 2.80%, 2.80%, 3.55%, and 2.55%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.00%, 2.01%, 2.76%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Small Cap Index has 2,304 constituents and captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI EAFE Small Cap Index performance as of inception of Index December 31, 1998.
(c)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI INTERNATIONAL SMALL CAP FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli International Small Cap Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli International Small Cap Fund
Actual Fund Return
Class AAA	$1,000.00	$1,116.00	1.35%	$ 7.20
Class A	$1,000.00	$1,112.50	2.00%	$10.65
Class C	$1,000.00	$1,108.70	2.75%	$14.62
Class I	$1,000.00	$1,118.20	1.00%	$ 5.34
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.40	1.35%	$ 6.87
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli International Small Cap Fund

Consumer Discretionary	29.6%
Industrials	23.4%
Consumer Staples	20.0%
Materials	10.9%
Financials	8.7%
Information Technology	7.0%

Health Care	2.6%
Real Estate	1.2%
Telecommunication Services	0.6%
Other Assets and Liabilities (Net)	(4.0)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli International Small Cap Fund

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 103.0%
	CONSUMER DISCRETIONARY — 29.6%
55,000	AA plc	$117,992	$126,239
5,555	AcadeMedia AB†	39,150	43,848
3,000	Accell Group	83,317	84,337
3,000	Amer Sports Oyj	71,715	83,113
175,000	Banyan Tree Holdings Ltd.†	83,897	73,928
1,150	Christian Dior SE	69,133	420,225
4,500	Compagnie Financiere Richemont SA	58,511	407,769
40,000	Entertainment One Ltd.	159,066	175,789
1,400	Evolution Gaming Group AB	89,207	99,072
250	Hermes International	84,929	133,858
30,000	HT&E Ltd.	55,068	44,006
1,150	Hunter Douglas NV	94,649	99,899
2,200	JINS Inc.	125,148	115,980
20,000	Ladbrokes Coral Group plc	31,326	49,118
808	Liberty TripAdvisor Holdings Inc., Cl. A†	7,641	7,615
20,000	Luk Fook Holdings International Ltd.	73,164	85,884
7,500	Manchester United plc, Cl. A	133,996	148,500
25,000	Mandarin Oriental International Ltd.	61,939	50,500
4,000	Modern Times Group MTG AB, Cl. B	151,395	168,132
140,000	NagaCorp. Ltd.	91,176	108,411
7,000	Scandic Hotels Group AB	95,146	100,480
2,500	Sony Corp.	64,950	112,780
1,500	Ted Baker plc	51,319	54,904
1,500	Tod’s SpA	95,471	109,606
10,000	Treatt plc	57,375	62,107
25,000	William Hill plc	83,648	108,687
13,000	Zojirushi Corp.	123,057	132,452

	TOTAL CONSUMER DISCRETIONARY	2,253,385	3,207,239

	INDUSTRIALS — 23.4%
10,000	Aida Engineering Ltd.	116,191	122,476
30,000	Chemring Group plc	73,508	74,427
2,000	Clarkson plc	78,000	77,255
1,100	FANUC Corp.	120,160	264,176
4,300	Jardine Matheson Holdings Ltd.	137,142	261,225
3,600	Komatsu Ltd.	76,536	130,293
4,000	Loomis AB, Cl. B	148,615	168,034
600	Nidec Corp.	55,269	84,189
2,500	Nilfisk Holding A/S†	117,766	146,260
20,000	Rotork plc	68,942	72,071
2,000	Shima Seiki Manufacturing Ltd.	101,334	126,381
900	SMC Corp.	111,781	370,464
10,000	Sodick Co. Ltd.	123,377	130,109
17,000	Talgo SA	79,799	86,873
5,000	Teraoka Seisakusho Co. Ltd.	36,335	37,719
18,000	Toshiba Machine Co. Ltd.	96,626	134,351
500	Warehouses De Pauw CVA	56,435	56,051

Shares		Cost	Market Value

6,000	Workspace Group plc	$72,186	$81,171
4,000	Yushin Precision Equipment Co. Ltd.	109,039	114,134

	TOTAL INDUSTRIALS	1,779,041	2,537,659

	CONSUMER STAPLES — 20.0%
1,300	Danone SA	77,722	109,108
2,280	Dr Pepper Snapple Group Inc.	54,395	221,297
2,000	Heineken Holding NV	93,486	197,951
15,000	Hotel Chocolat Group Ltd.	62,401	74,933
1,300	Interparfums SA	52,337	53,891
2,700	Kameda Seika Co. Ltd.	112,789	123,887
3,000	Kato Sangyo Co. Ltd.	90,690	109,962
1,200	Laurent-Perrier Group	113,180	119,951
2,000	Milbon Co. Ltd.	59,956	67,273
1,300	Naturex†	138,918	138,152
4,000	Norway Royal Salmon ASA	86,224	65,525
1,910	Pernod Ricard SA	147,275	302,391
80,000	Premier Foods plc†	43,658	46,175
17,000	PZ Cussons plc	73,179	74,251
4,500	Refresco Group NV	92,744	106,906
4,000	Sakata Seed Corp.	118,342	138,806
25,000	Stock Spirits Group plc	85,774	90,713
1,000	Viscofan SA	59,782	66,004
3,000	Wessanen	54,309	61,840

	TOTAL CONSUMER STAPLES	1,617,161	2,169,016

	MATERIALS — 10.9%
19,850	Alamos Gold Inc., Cl. A	146,707	129,223
25,000	AuRico Metals Inc.†	28,180	35,525
18,000	B2Gold Corp.†	51,262	55,800
20,000	Centamin plc	41,669	42,746
75	Conzzeta AG	72,600	78,198
3,000	Detour Gold Corp.†	42,313	35,354
3,000	Endeavour Mining Corp.†	60,421	61,050
12,000	Hochschild Mining plc	46,101	42,773
3,000	JSP Corp.	98,745	102,773
3,000	Labrador Iron Ore Royalty Corp.	51,466	64,916
4,000	MAG Silver Corp.†	51,468	49,440
30,000	Northern Dynasty Minerals Ltd.†	55,344	53,100
15,000	OceanaGold Corp.	50,106	38,835
4,000	Osisko Gold Royalties Ltd.	57,390	46,240
10,000	Sekisui Plastics Co. Ltd.	117,335	131,795
20,000	SEMAFO Inc.†	55,436	56,400
5,000	T Hasegawa Co Ltd.	97,468	104,282
2,000	Torex Gold Resources Inc.†	35,750	18,982
25,000	Westgold Resources Ltd.†	38,443	34,526

	TOTAL MATERIALS	1,198,204	1,181,958

	FINANCIALS — 8.7%
30,000	Brewin Dolphin Holdings plc	141,892	157,967
10,000	GAM Holding AG	154,701	161,630
4,000	Kinnevik AB, Cl. B	92,113	135,217

See accompanying notes to financial statements.

6

The Gabelli International Small Cap Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
17,000	Polar Capital Holdings plc	$103,340	$124,575
3,000	Rothschild & Co.	107,282	109,912
3,600	Schroders plc	63,614	170,896
5,000	Tamburi Investment Partners SpA	32,853	33,326
20,000	Xafinity plc	46,034	51,711

	TOTAL FINANCIALS	741,829	945,234

	INFORMATION TECHNOLOGY — 7.0%
24,285	Equiniti Group plc	90,810	93,545
800	Keyence Corp.	74,627	448,156
6,000	NetEnt AB	54,844	41,326
12,000	SafeCharge International Group Ltd.	47,694	47,957
6,000	Topcon Corp.	108,068	129,772

	TOTAL INFORMATION TECHNOLOGY	376,043	760,756

	HEALTH CARE — 1.6%
3,000	AddLife AB	60,059	62,354
1,000	DBV Technologies SA†	90,328	50,268
25,000	Nanosonics Ltd.†	53,385	54,032

	TOTAL HEALTH CARE	203,772	166,654

	REAL ESTATE — 1.2%
25,000	Impact Healthcare Reit plc	34,145	34,555
4,000	PATRIZIA Immobilien AG†	88,694	92,796

	TOTAL REAL ESTATE	122,839	127,351

	TELECOMMUNICATION SERVICES — 0.6%
15,000	Sistema PJSC FC, GDR	56,644	62,550

	TOTAL COMMON STOCKS	8,348,918	11,158,417

	PREFERRED STOCKS — 1.0%
	Health Care — 1.0%
1,200	Draegerwerk AG & Co.
	KGaA, 0.190%	107,545	104,099

Shares		Cost	Market Value
	RIGHTS — 0.0%
	Financials — 0.0%
1,538	Xafinity plc,
	expire 01/04/18†	$0	$447

	TOTAL INVESTMENTS — 104.0%	$8,456,463	11,262,963

	Other Assets and Liabilities (Net) — (4.0)%		(434,705)

	NET ASSETS — 100.0%		$10,828,258

†	Non-income producing security.
GDR	Global Depositary Receipt

Geographic Diversification	% of Market Value	Market Value

Europe	53.5%	$6,020,153
Japan	28.7	3,232,210
Latin America	7.2	815,589
Canada	6.8	759,606
United States	2.0	228,912
Asia/Pacific	1.8	206,493

	100.0%	$11,262,963

See accompanying notes to financial statements.

7

The Gabelli International Small Cap Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $8,456,463)	$11,262,963
Cash	181
Receivable for Fund shares sold	27,120
Receivable from Adviser	59,157
Dividends receivable	32,960
Prepaid expenses	15,838

Total Assets	11,398,219

Liabilities:
Payable for investment advisory fees	18,196
Payable for distribution fees	1,944
Line of credit payable	482,000
Other accrued expenses	67,821

Total Liabilities	569,961

Net Assets (applicable to 581,634 shares outstanding)	$10,828,258

Net Assets Consist of:
Paid-in capital	$8,036,988
Accumulated distributions in excess of net investment income	(15,488)
Net unrealized appreciation on investments	2,806,500
Net unrealized appreciation on foreign currency translations	258

Net Assets	$10,828,258

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($8,599,208 ÷ 463,445 shares outstanding; 75,000,000 shares authorized)	$18.55
Class A:
Net Asset Value and redemption price per share ($154,638 ÷ 8,386 shares outstanding; 50,000,000 shares authorized)	$18.44
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.56
Class C:
Net Asset Value and offering price per share ($43,619 ÷ 2,527 shares outstanding; 25,000,000 shares authorized)	$17.26	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($2,030,793 ÷ 107,276 shares outstanding; 25,000,000 shares authorized)	$18.93

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $12,957)	$184,784
Interest	1,819
Other Income*	15

Total Investment Income	186,618

Expenses:
Investment advisory fees	102,321
Distribution fees - Class AAA	20,461
Distribution fees - Class A	461
Distribution fees - Class C	419
Legal and audit fees	58,183
Registration expenses	29,876
Shareholder communications expenses	27,176
Shareholder services fees	21,850
Custodian fees	6,543
Directors’ fees	3,031
Interest expense	173
Miscellaneous expenses	33,371

Total Expenses	303,865

Less:
Expenses reimbursed by Adviser (See Note 3)	(144,403)

Net Expenses	159,462

Net Investment Income	27,156

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,941,541
Net realized gain on foreign currency transactions	322

Net realized gain on investments and foreign currency transactions	3,941,863

Net change in unrealized appreciation/(depreciation) on investments	(1,455,377)
on foreign currency translations	1,545

Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,453,832)

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	2,488,031

Net Increase in Net Assets Resulting from Operations	$2,515,187

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

8

The Gabelli International Small Cap Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$27,156	$113,553
Net realized gain on investments and foreign currency transactions	3,941,863	371,859
Net change in unrealized depreciation on investments and foreign currency translations	(1,453,832)	(384,821)

Net Increase in Net Assets Resulting from Operations.	2,515,187	100,591

Distributions to Shareholders:
Net investment income
Class AAA	(42,189)	(93,645)
Class A	(388)	(1,905)
Class C	—	(440)
Class I	(21,566)	(19,219)

	(64,143)	(115,209)

Net realized gain
Class AAA	(3,138,343)	(333,251)
Class A	(61,407)	(7,242)
Class C	(15,963)	(1,741)
Class I	(701,317)	(52,445)

	(3,917,030)	(394,679)

Total Distributions to Shareholders	(3,981,173)	(509,888)

Capital Share Transactions:
Class AAA	2,003,345	(485,664)
Class A	6,401	(9,618)
Class C	10,561	(9,886)
Class I	1,059,355	47,799

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	3,079,662	(457,369)

Redemption Fees	—	1

Net Increase/(Decrease) in Net Assets	1,613,676	(866,665)
Net Assets:
Beginning of year	9,214,582	10,081,247

End of year (including undistributed net investment income of $0 and $0, respectively)	$10,828,258	$9,214,582

See accompanying notes to financial statements.

9

The Gabelli International Small Cap Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate
Class AAA
2017	$22.41	$ 0.04	$ 6.19	$6.23	$(0.13)	$(9.96)	$(10.09)	—	$18.55	28.1%	$8,599	0.16%	3.01%	1.67%		71%
2016	23.45	0.27	(0.02)	0.25	(0.28)	(1.01)	(1.29)	$0.00	22.41	1.1	7,764	1.14	2.80	1.38	(d)(e)	4
2015	23.71	0.01	0.05	0.06	(0.11)	(0.21)	(0.32)	0.00	23.45	0.2	8,596	0.03	2.67	2.02	(d)(f)	7
2014	23.99	0.08	(0.36)	(0.28)	—	—	—	—	23.71	(1.2)	10,226	0.33	2.72	2.00		9
2013	20.19	0.02	3.80	3.82	(0.02)	—	(0.02)	—	23.99	18.9	11,121	0.10	2.74	2.00		5
Class A
2017	$22.33	$ (0.05)	$ 6.18	$6.13	$(0.06)	$(9.96)	$(10.02)	—	$18.44	27.7%	$155	(0.19)%	3.01%	2.00%		71%
2016	23.35	0.27	(0.01)	0.26	(0.27)	(1.01)	(1.28)	$0.00	22.33	1.1	166	1.14	2.80	1.39	(d)(e)	4
2015	23.61	0.02	0.03	0.05	(0.10)	(0.21)	(0.31)	0.00	23.35	0.1	183	0.08	2.67	2.02	(d)(f)	7
2014	23.90	0.08	(0.37)	(0.29)	—	—	—	—	23.61	(1.2)	220	0.35	2.72	2.00		9
2013	20.11	0.03	3.78	3.81	(0.02)	—	(0.02)	—	23.90	19.0	238	0.13	2.74	2.00		5
Class C
2017	$21.52	$ (0.23)	$ 5.93	$5.70	—	$(9.96)	$(9.96)	—	$17.26	26.8%	$43	(0.92)%	3.76%	2.75%		71%
2016	22.60	0.20	(0.01)	0.19	$(0.26)	(1.01)	(1.27)	$0.00	21.52	0.9	39	0.87	3.55	1.66	(d)(e)	4
2015	22.94	(0.17)	0.04	(0.13)	—	(0.21)	(0.21)	0.00	22.60	0.6	51	(0.75)	3.42	2.77	(d)(f)	7
2014	23.40	(0.04)	(0.42)	(0.46)	—	—	—	—	22.94	(2.0)	31	(0.17)	3.46	2.75		9
2013	19.82	(0.14)	3.72	3.58	—	—	—	—	23.40	18.1	19	(0.65)	3.49	2.75		5
Class I
2017	$22.68	$ 0.21	$ 6.31	$6.52	$(0.31)	$(9.96)	$(10.27)	—	$18.93	29.0%	$2,031	0.82%	2.76%	1.00%		71%
2016	23.71	0.36	(0.01)	0.35	(0.37)	(1.01)	(1.38)	$0.00	22.68	1.5	1,246	1.50	2.55	1.01	(d)(e)	4
2015	23.87	0.21	0.08	0.29	(0.24)	(0.21)	(0.45)	0.00	23.71	1.2	1,251	0.88	2.42	1.02	(d)(f)	7
2014	24.04	0.21	(0.38)	(0.17)	—	—	—	—	23.87	(0.7)	668	0.86	2.46	1.48		9
2013	20.23	0.08	3.81	3.89	(0.08)	—	(0.08)	—	24.04	19.2	641	0.35	2.49	1.75		5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 and the effect of interest expense was minimal.
(d)

The Fund incurred tax expense for the years ended December 31, 2016 and 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and 2.00% (Class AAA), and 1.38% and 2.00% (Class A), 1.65% and 2.75% (Class C), and 1.00% and 1.00% (Class I), respectively.

(e)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA), 1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).

(f)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, had such payments not been made, the expense ratios would have been 2.03% (Class AAA and Class A), 2.78% (Class C), and 1.03% (Class I).

See accompanying notes to financial statements.

10

The Gabelli International Small Cap Fund

Notes to Financial Statements

1.    Organization. Effective September 5, 2017, The GAMCO Global Opportunities Fund changed its name to The Gabelli International Small Cap Fund with a corresponding change in the name of each of its Classes of Shares. The Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2.    Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

11

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. If fair value is adjusted from the local close, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$11,158,417	—	$11,158,417
Preferred Stocks (a)	104,099	—	104,099
Rights (a)	—	$447	447
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,262,516	$447	$11,262,963

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2017.The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2017 or December 31, 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

12

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

13

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the sale of passive foreign investment companies and recharacterization of foreign currency. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated distributions in excess of net investment income by $24,833 and decrease accumulated net realized gain on investments and foreign currency transactions by $24,833.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income	$64,666	$115,209
Net long-term capital gains	3,916,507	394,679

Total distributions paid	$3,981,173	$509,888

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$7,110
Net unrealized appreciation on investments and foreign currency translations	2,784,160

Total	$2,791,270

At December 31, 2017, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

14

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$8,479,061	$3,117,119	$(333,217)	$2,783,902

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. Effective September 5, 2017, the Adviser modified this agreement with respect to Class AAA Shares to waive its advisory fee and/or reimburse expenses in excess of 1% (with the same foregoing exclusions) of the value of the average Class AAA daily net assets. This arrangement is in effect through April 30, 2019. For the year ended December 31, 2017, the Adviser reimbursed the Fund in the amount of $144,403. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing respective percentage limitations, as amended, after giving effect to the recovery by the Adviser. At December 31, 2017, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $282,280.

For the year ended December 31, 2016, expiring December 31, 2018	$137,877
For the year ended December 31, 2017, expiring December 31, 2019	144,403

$282,280

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

15

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $7,125,699 and $7,511,191, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $306 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $88 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2017.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, the amount of $482,000 borrowings was outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $5,301 with a weighted average interest rate of 2.85%. The maximum amount borrowed at any time during the year ended December 31, 2017 was $489,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	44,474	$1,136,137	7,369	$174,340
Shares issued upon reinvestment of distributions	169,887	3,132,713	18,818	420,567
Shares redeemed	(97,413)	(2,265,505)	(46,341)	(1,080,571)

Net increase/(decrease)	116,948	$2,003,345	(20,154)	$(485,664)

Class A
Shares sold	1,219	$32,358	1,797	$42,329
Shares issued upon reinvestment of distributions	3,371	61,795	411	9,147
Shares redeemed	(3,648)	(87,752)	(2,601)	(61,094)

Net increase/(decrease)	942	$6,401	(393)	$(9,618)

Class C
Shares sold	—	$—	40	$900
Shares issued upon reinvestment of distributions	925	15,865	101	2,169
Shares redeemed	(217)	(5,304)	(575)	(12,955)

Net increase/(decrease)	708	$10,561	(434)	$(9,886)

Class I
Shares sold	19,808	$470,240	1,133	$26,926
Shares issued upon reinvestment of distributions	38,129	717,200	3,152	71,307
Shares redeemed	(5,575)	(128,085)	(2,115)	(50,434)

Net increase	52,362	$1,059,355	2,170	$47,799

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli International Small Cap Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

18

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2017, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2017) against a peer group of eight other comparable funds prepared by the Adviser (the “Adviser Peer Group”), and against a peer group prepared by Broadridge (the “Broadridge Performance Peer Group”) consisting of all retail and institutional international small/mid cap core funds, regardless of asset size or primary channel of distribution, as represented by the Lipper International Small/Mid Cap Core Index. The Independent Board Members noted that the Fund’s performance was in the third quartile for the one, three, and five year periods, and the fourth quartile for the ten year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth (lowest) quintile for the one year period, the fourth quintile for the three year period, the third quintile for the five year period, and the second quintile for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other international small/mid cap core funds selected by Broadridge (the “Broadridge Expense Peer Group”), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio after waivers was average compared to the Adviser Peer Group, but that it was higher than most of the funds included in the Broadridge Expense Peer Group. The Independent Board Members discussed how the Fund’s size was significantly lower than average within both peer groups

19

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment, and noted the Adviser’s recent determination to waive fees even further. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the Adviser’s commitment to making the Fund more attractive through further expense waivers, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

20

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli International Small Cap Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1993	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 73	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 78	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 87	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder Director Age: 77	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

21

The Gabelli International Small Cap Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.135, $0.064, $0.001, and $0.308 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $3,916,507. For the year ended December 31, 2017, 72.93% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.75% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2017, the Fund passed through foreign tax credits of $0.028, $0.028, $0.028, and $0.028 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2017 which was derived from U.S. Treasury securities was 0.33%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	John C. Ball
Executive Chairman,	Treasurer
Associated Capital Group, Inc.
E. Val Cerutti	Agnes Mullady
Chief Executive Officer,	Vice President
Cerutti Consultants, Inc.
Anthony J. Colavita	Andrea R. Mango Secretary
President,
Anthony J. Colavita, P.C.	Richard J. Walz
Chief Compliance Officer
Arthur V. Ferrara
Former Chairman and	DISTRIBUTOR
Chief Executive Officer,	G.distributors, LLC
Guardian Life Insurance
Company of America	CUSTODIAN

John D. Gabelli	State Street Bank and Trust
Senior Vice President,	Company
G.research, LLC

Werner J. Roeder	TRANSFER AGENT AND
Former Medical Director,	DIVIDEND DISBURSING AGENT
Lawrence Hospital	DST Asset Manager Solutions, Inc.
Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.	LEGAL COUNSEL
Salvatore J. Zizza	Skadden, Arps, Slate, Meagher & Flom LLP
Chairman,
Zizza & Associates Corp.

This report is submitted for the general information of the shareholders of The Gabelli International Small Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q417AR

The Gabelli Global Content & Connectivity Fund

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Evan D. Miller, CFA	Sergey Dluzhevskiy, CFA, CPA	Brett Harriss
Chief Investment Officer	Portfolio Manager BA, Northwestern University MBA, Booth School of Business, University of Chicago	Portfolio Manager BS, Case Western Reserve University MBA, The Wharton School, University of Pennsylvania	Portfolio Manager BA, Columbia University MBA, Columbia Business School, Columbia University

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Content & Connectivity Fund increased 13.4% compared with an increase of 8.6% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of Fund.

The Fund’s investment strategy is to invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a global fund, the Fund invests in securities of issuers, located in at least three countries, and at least 40% of the Fund is invested in securities of non-U.S. issuers. In selecting investments, the Adviser considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management.

During the fourth quarter the MSCI AC World Index was up 5.8%, driven by investor optimism about improving global economy, strong corporate earnings growth, and renewed merger & acquisition (M&A) activity. Once again in the fourth quarter, as had been the case throughout 2017, the global telecommunications sector trailed the broad market with a 2.1% quarterly gain. For the year, the telecom sector was up 8.3%, lagging the 24.3% gain for the broad index.

2017 saw a flurry of M&A activity within media, benefiting the Fund. Discovery Communication (1.8% of net assets as of December 31, 2017) agreed to purchase Scripps Networks and Twenty-First Century Fox (2.1%) agreed to sell assets to The Walt Disney Company. This follows AT&T’s (0.7%) agreement to purchase Time Warner (1.2%), announced in late 2016. Driving this consolidation is the emergence of Internet television services like Netflix and Amazon Prime which have redefined scale.

In Europe, after a two year lull in M&A activity (in no small part owing to positions taken by local and EU regulators) the closing days of 2017 saw the announced combination of Netherlands-based subsidiaries of Tele2 and Deutsche Telekom (1.9%) as well as the proposed acquisition of cable operator UPC Austria (a subsidiary of Liberty Global (0.1%)) by T-Mobile Austria. The rationale for M&A in Europe remains strong, with the oversupply of mobile players and a growing demand for converged broadband/fixed/mobile/TV packages.

Selected holdings that contributed positively to performance in 2017 were: Vodafone Group (2.3% of net assets as of December 31, 2017) which was ahead after reporting half year results to September 30 that beat expectations in virtually all major markets; Twenty First Century Fox, Inc. (2.1%) which agreed to be acquired by The Walt Disney Company in an all stock transaction and Uniti Group, Inc. (1.4%) whose top line sales increased and its strategic acquisitions of smaller fiber and cell tower operators increased performance.

Some of our weaker performing stocks during the year were: Dish Network Corp. (2.8%) which was impacted by increased concerns over Pay-TV subscriber losses amid weaker NFL ratings, increased competition from over-the-top services, and the announcement that its co-founder Charlie Ergen would be stepping down as CEO (but will remain as Chairman); US Cellular Corp. (2.1%) which declined mainly because of eroding revenues; and Sprint Corp (0.6%) which was impacted by the decline in sales growth, operating margins and earnings. In addition, its long speculated merger with T-Mobile (3.2%) fell through.

Thank you for your investment in The Gabelli Global Content and Connectivity Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(11/1/93)
Class AAA (GABTX)	13.38%	6.95%	1.73%	8.24%	7.38%
MSCI AC World Telecommunication Services Index	8.56	6.83	2.64	8.13	N/A
MSCI AC World Index	23.97	10.80	4.65	9.00	7.52 (b)
Class A (GTCAX)	13.39	6.92	1.72	8.23	7.38
With sales charge (c)	6.87	5.66	1.12	7.80	7.12
Class C (GTCCX)	12.53	6.14	0.97	7.42	6.80
With contingent deferred sales charge (d)	11.53	6.14	0.97	7.42	6.80
Class I (GTTIX)	14.20	7.32	2.04	8.46	7.52
Class T (GGTTX)	13.44	6.96	1.73	8.24	7.38
With sales charge (e)	10.60	6.42	1.48	8.06	7.18

In the current prospectuses dated April 28, 2017 as amended June 22, 2017, the gross expense ratios for Class AAA, A, C, I and T Shares are 1.65%, 1.65%, 2.40%, 1.40% and 1.65%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC. (the “Adviser”) are 1.65%, 1.65%, 2.40%, 1.00%, and 1.65%, respectively. See page 11 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, Class C Shares, and Class T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, Class I Shares, and Class T Shares on March 12, 2000, June 2, 2000, January 11, 2008, and July 5, 2017, respectively. The actual performance for the Class A Shares, Class C Shares, Class T Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(e)	Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL CONTENT & CONECTIVITY FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Global Content & Connectivity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2017 through December 31, 2017                      Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Content & Connectivity Fund
Actual Fund Return
Class AAA	$1,000.00	$1,045.80	1.79%	$9.23
Class A	$1,000.00	$1,045.90	1.79%	$9.23
Class C	$1,000.00	$1,041.90	2.54%	$13.07
Class I	$1,000.00	$1,050.30	1.00%	$5.17
Class T**	$1,000.00	$1,044.40	1.73%	$8.72
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.18	1.79%	$9.10
Class A	$1,000.00	$1,016.18	1.79%	$9.10
Class C	$1,000.00	$1,012.40	2.54%	$12.88
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class T	$1,000.00	$1,016.48	1.73%	$8.79
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Fund’s annualized expense ratio for the period since inception multiplied by the number of days since inception (180 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli Global Content & Connectivity Fund

Telecommunications Services	53.4%
Media	23.1%
Information Technology	8.1%
U.S. Government Obligations	0.8%
Other	14.7%

Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 96.3%
	TELECOMMUNICATION SERVICES — 52.7%
	Alternative Carriers — 2.5%
230,000	Asia Satellite Telecommunications Holdings Ltd.	$467,377	$208,426
101,500	CenturyLink Inc.	1,751,245	1,693,020
1,900	Iliad SA	225,836	455,372
28,000	TIME dotCom Berhad	56,823	62,960

		2,501,281	2,419,778

	Integrated Telecommunication Services — 27.1%
17,600	AT&T Inc.	315,070	684,288
2,900	ATN International Inc.	8,922	160,254
37,415,054	Cable & Wireless Jamaica Ltd.†	499,070	375,426
16,400	China Unicom Hong Kong Ltd., ADR†	104,722	221,892
72,500	Cincinnati Bell Inc.†	1,281,076	1,511,625
107,000	Deutsche Telekom AG, ADR	1,957,387	1,889,727
45,000	General Communication Inc., Cl. A†	238,470	1,755,900
3,107	Hellenic Telecommunications Organization SA	43,544	42,871
2,000	Hellenic Telecommunications Organization SA, ADR	16,157	13,630
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	268
15,000	Koninklijke KPN NV	39,437	52,337
31,000	Maroc Telecom	513,944	446,715
29,448	New ULM Telecom Inc.	345,467	521,819
21,200	Nippon Telegraph & Telephone Corp.	390,438	997,393
3,100	Nippon Telegraph & Telephone Corp., ADR	59,883	146,444
1,700	Oi SA, ADR†	5,338	1,700
29,100	Orange SA, ADR	484,952	506,340
200,000	Pakistan Telecommunication Co. Ltd.	29,365	23,652
90,000	PCCW Ltd.	74,681	52,298
50,000	Pharol SGPS SA†	20,575	14,998
45,500	Pharol SGPS SA, ADR†	10,300	11,261
12,000	Proximus SA	364,978	393,790
9,700	PT Telekomunikasi Indonesia, ADR	21,613	312,534
3,500	Rostelecom PJSC, ADR	26,144	23,309
332,500	Singapore Telecommunications Ltd.	252,099	887,529
14,300	Swisscom AG, ADR	350,631	762,619
26,200	Telecom Argentina SA, ADR	95,115	959,706
230,000	Telecom Italia SpA†	724,225	198,833
39,000	Telecom Italia SpA, ADR†	729,144	336,570
395	Telefonica Brasil SA	7,066	4,906
5,021	Telefonica Brasil SA, ADR	27,844	74,461
2,266	Telefonica Brasil SA, Preference	52,573	33,214
3,935	Telefonica SA	58,513	38,361

Shares		Cost	Market Value

129,000	Telefonica SA, ADR	$500,105	$1,248,720
89,800	Telekom Austria AG	787,598	832,770
252,000	Telekom Malaysia Berhad	311,587	392,291
44,800	Telenor ASA	655,155	959,774
80,000	Telephone & Data Systems Inc.	1,556,130	2,224,000
128,000	Telesites SAB de CV†	97,176	97,127
259,000	Telia Co. AB	556,485	1,154,009
44,700	TELUS Corp., Toronto	517,411	1,693,408
1,958,977	True Corp. Public Co. Ltd.†	483,646	372,681
24,225	TT&T Public Co. Ltd.(a)(b)	100,542	0
71,000	Verizon Communications Inc.	2,333,527	3,758,030
50,000	Windstream Holdings Inc.	290,568	92,500

		17,338,736	26,281,980

	Wireless Telecommunication Services — 23.1%
96,500	America Movil SAB de CV, Cl. L, ADR	339,050	1,654,975
99,000	Axiata Group Berhad	177,577	134,299
14,700	China Mobile Ltd., ADR	175,676	742,938
9,600	DiGi.Com Berhad	14,361	12,098
72,808	Econet Wireless Zimbabwe Ltd.	21,788	61,887
850,000	Global Telecom Holding SAE, GDR†	436,129	354,724
95,600	KDDI Corp.	766,291	2,379,500
29,500	Millicom International Cellular SA, SDR	1,843,389	1,992,296
32,900	NTT DoCoMo Inc.	513,500	776,986
175,000	Orascom Telecom Media and Technology Holding SAE, GDR	384,753	28,175
18,000	PLDT Inc., ADR	242,214	541,440
240,000	PT Indosat Tbk	38,552	84,909
26,500	Rogers Communications Inc., Cl. B	87,440	1,349,645
18,500	Shenandoah Telecommunications Co.	65,507	625,300
125,000	Sistema PJSC FC, GDR	819,437	521,250
17,700	SK Telecom Co. Ltd., ADR	305,249	494,007
6,700	SoftBank Group Corp.	456,990	530,410
96,200	Sprint Corp.†	536,246	566,618
115,000	Tim Participacoes SA	295,699	454,162
15,156	Tim Participacoes SA, ADR	331,245	292,662
49,000	T-Mobile US Inc.†	1,074,686	3,111,990
55,000	Turkcell Iletisim Hizmetleri A/S, ADR	616,764	561,000
55,300	United States Cellular Corp.†	2,078,210	2,080,939
205,000	VEON Ltd., ADR	385,603	787,200
71,000	Vodafone Group plc, ADR	2,383,615	2,264,900

		14,389,971	22,404,310

	TOTAL TELECOMMUNICATION SERVICES	34,229,988	51,106,068

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	MEDIA — 23.1%
	Advertising — 0.5%
70,000	National CineMedia Inc.	$416,459	$480,200

	Broadcasting — 4.4%
5,500	AMC Networks Inc., Cl. A†	133,859	297,440
14,000	CBS Corp., Cl. B, Non-Voting	779,939	826,000
14,000	Discovery Communications Inc., Cl. A†	243,726	313,320
66,000	Discovery Communications Inc., Cl. C†	1,264,296	1,397,220
20,700	Grupo Televisa SAB, ADR	454,584	386,469
19,000	Sinclair Broadcast Group Inc., Cl. A	563,914	719,150
15,000	Tokyo Broadcasting System Holdings Inc.	237,742	374,617

		3,678,060	4,314,216

	Cable and Satellite — 13.2%
19,000	Altice NV, Cl. A†	273,474	199,383
14,000	Altice USA Inc., Cl. A†	321,275	297,220
733	Charter Communications Inc., Cl. A†	92,055	246,259
7,400	Cogeco Inc.	144,351	532,835
53,000	Comcast Corp., Cl. A	1,431,222	2,122,650
57,500	DISH Network Corp., Cl. A†	1,443,788	2,745,625
3,125	Liberty Broadband Corp., Cl. A†	9,703	265,781
4,050	Liberty Broadband Corp., Cl. C†	66,963	344,898
21,840	Liberty Global plc, Cl. A†	400,786	782,746
68,500	Liberty Global plc, Cl. C†	909,178	2,318,040
3,000	Liberty Global plc LiLAC, Cl. A†	47,614	60,450
3,444	Liberty Global plc LiLAC, Cl. C†	36,730	68,501
7,500	Liberty Media Corp. - Liberty SiriusXM, Cl. A†	202,738	297,450
6,500	Liberty Media Corp. - Liberty SiriusXM, Cl. C†	246,139	257,790
11,000	MSG Networks Inc., Cl. A†	67,634	222,750
4,300	Naspers Ltd., Cl. N	1,015,660	1,199,378
1,400	NOS SGPS SA	11,293	9,207
50,000	Sky plc†	624,040	683,174
13,305	Videocon d2h Ltd., ADR†	116,036	126,531

		7,460,679	12,780,668

	Movies and Entertainment — 4.9%
4,700	Liberty Media Corp.- Liberty Braves, Cl. A†	87,096	103,635
5,655	Liberty Media Corp.- Liberty Braves, Cl. C†	94,200	125,654
4,700	The Madison Square Garden Co, Cl. A†	229,871	990,995
13,000	Time Warner Inc.	1,292,839	1,189,110

Shares		Cost	Market Value
5,000	Twenty-First Century Fox Inc., Cl. A	$137,521	$172,650
54,500	Twenty-First Century Fox Inc., Cl. B	1,435,825	1,859,540
10,000	Viacom Inc., Cl. B	250,923	308,100

		3,528,275	4,749,684

	Publishing — 0.1%
19,000	Telegraaf Media Groep NV†	400,798	119,696

	TOTAL MEDIA	15,484,271	22,444,464

	OTHER — 14.7%
	Other — 11.1%
6,000	American Express Co.	566,533	595,860
500	Axalta Coating Systems Ltd.†	16,568	16,180
10,500	Bouygues SA	294,446	545,636
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	133,960
27,360	CK Asset Holdings Ltd.	150,629	239,181
27,360	CK Hutchison Holdings Ltd.	245,763	343,539
11,000	EchoStar Corp., Cl. A†	311,530	658,900
650	FANUC Corp.	151,561	156,104
97,500	First Pacific Co. Ltd.	48,559	66,141
4,100	First Pacific Co. Ltd., ADR	3,337	13,817
2,700	Furukawa Electric Co. Ltd.	73,580	133,233
45,000	G4S plc	0	162,220
35,000	GN Store Nord A/S	215,953	1,130,997
1,768	Gusbourne plc†	1,486	1,110
18,000	InterXion Holding NV†	250,160	1,060,740
2,656	Kinnevik AB, Cl. A	87,946	92,633
79,000	Kinnevik AB, Cl. B	1,938,266	2,670,539
26,000	Liberty Interactive Corp. QVC Group, Cl. A†	407,439	634,920
1,450	Liberty Media Corp.- Liberty Formula One, Cl. A†	2,157	47,444
2,500	Liberty Media Corp.- Liberty Formula One, Cl. C†	15,205	85,400
35,000	Liberty Ventures, Cl. A†	1,665,855	1,898,400
900	Marlowe plc†	521	4,648
504	Meikles Ltd.†	203	142
500	National Grid plc, ADR	31,569	29,405
18,035	PostNL NV, ADR	215,936	88,202
12,000	Waterloo Investment Holdings Ltd.†(a)	1,432	600

		6,749,529	10,809,951

	Specialized Real Estate Investment Trusts — 3.6%
13,000	CyrusOne Inc.	215,924	773,890
3,000	Equinix Inc.	347,334	1,359,660
77,000	Uniti Group Inc.	1,378,480	1,369,830

		1,941,738	3,503,380

	TOTAL OTHER	8,691,267	14,313,331

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 5.8%
	Data Processing & Outsourced Services — 0.7%
2,500	Mastercard Inc., Cl. A	$366,266	$378,400
2,500	Visa Inc., Cl. A.	274,176	285,050

		640,442	663,450

	Electronic Equipment & Instruments — 0.1%
200	Keyence Corp.	112,804	112,039

	Internet Software and Services — 3.9%
1,600	Alphabet Inc., Cl. C†	1,573,170	1,674,240
170	CommerceHub Inc., Cl. A†	1,802	3,738
241	CommerceHub Inc., Cl. C†	2,514	4,962
10,300	Facebook Inc., Cl. A†	1,797,040	1,817,538
15,500	Gogo Inc.†	148,207	174,840
2,330	Internap Corp.†	15,839	36,604
330	Liberty Expedia Holdings Inc., Cl. A†	11,353	14,629

		3,549,925	3,726,551

	IT Consulting and Other Services — 0.0%
280,000	Dagang NeXchange Berhad	43,162	33,556

	Systems Software — 0.3%
3,500	Microsoft Corp.	268,248	299,390

	Technology Hardware — 0.8%
4,500	Apple Inc.	725,518	761,535

	TOTAL INFORMATION TECHNOLOGY	5,340,099	5,596,521

	TOTAL COMMON STOCKS	63,745,625	93,460,384

	CLOSED-END FUNDS — 2.3%
	Information Technology — 2.3%
31,800	Altaba Inc.†	685,922	2,221,230

	WARRANTS — 0.7%
	TELECOMMUNICATION SERVICES — 0.7%
	Wireless Telecommunication Services — 0.7%
81,000	Bharti Airtel Ltd., expire 11/30/20†(c)	443,540	672,300

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 0.0%
	TELECOMMUNICATION SERVICES — 0.0%
$ 32,808	Econet Wireless Zimbabwe Ltd., 5.000%, 06/01/23	$1,592	$1,532

	U.S. GOVERNMENT OBLIGATIONS — 0.8%
800,000	U.S. Treasury Bills, 1.327% to 1.334%††, 03/15/18 to 03/22/18	797,798	797,858

	TOTAL INVESTMENTS — 100.1%	$65,674,477	97,153,304

	Other Assets and Liabilities (Net) — (0.1)%		(103,366)

	NET ASSETS — 100.0%		$97,049,938

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

At December 31, 2017, the Fund held an investment in a restricted and illiquid security amounting to $0 or 0.0% of total net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/17 Carrying Value Per Share
24,225	TT&T Public Co. Ltd.	03/31/94	$ 100,542	—

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of the Rule 144A security amounted to $672,300 or 0.69% of total net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	55.4%	$53,841,458
Europe	26.2	25,421,080
Latin America	6.3	6,144,120
Japan	5.8	5,606,726
Asia/Pacific	4.6	4,495,614
Africa/Middle East	1.7	1,644,306

	100.0%	$97,153,304

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $65,674,477)	$97,153,304
Foreign currency, at value (cost $1,661)	1,586
Receivable for Fund shares sold	1,368
Receivable from Adviser	10,271
Dividends receivable	219,766
Prepaid expenses	43,187

Total Assets	97,429,482

Liabilities:
Payable to custodian	5,659
Payable for Fund shares redeemed	152,579
Payable for investment advisory fees	82,101
Payable for distribution fees	17,766
Payable for accounting fees	3,750
Payable for legal and audit fees	39,466
Payable for shareholder services fees	33,416
Payable for shareholder communications expenses	30,849
Other accrued expenses	13,958

Total Liabilities	379,544

Net Assets
(applicable to 4,458,551 shares outstanding)	$97,049,938

Net Assets Consist of:
Paid-in capital	$66,825,853
Accumulated distributions in excess of net investment income	(247,868)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(1,007,614)
Net unrealized appreciation on investments	31,478,827
Net unrealized appreciation on foreign currency translations	740

Net Assets	$97,049,938

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($81,831,715 ÷ 3,758,580 shares outstanding; 150,000,000 shares authorized)	$21.77

Class A:
Net Asset Value and redemption price per share ($575,915 ÷ 26,251 shares outstanding; 50,000,000 shares authorized)	$21.94

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.28

Class C:
Net Asset Value and offering price per share ($266,655 ÷ 12,648 shares outstanding; 50,000,000 shares authorized)	$21.08	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($14,374,608 ÷ 661,024 shares outstanding; 50,000,000 shares authorized)	$21.75

Class T:
Net Asset Value and redemption price per share ($1,045 ÷ 48 shares outstanding; 50,000,000 shares authorized)	$21.75	(c)

Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$22.31

(a)	Includes net change of $(2,681) in deferred Pakistan capital gains tax on unrealized appreciation during the year ended December 31, 2017.
(b)	Redemption price varies based on the length of time held.
(c)	The net asset value is calculated using unrounded net assets of $1044.50 divided by the unrounded shares outstanding of 48.02.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $192,738)	$2,154,811
Interest	3,314
Other Income*	318

Total Investment Income	2,158,443

Expenses:
Investment advisory fees	975,338
Distribution fees - Class AAA	212,141
Distribution fees - Class A	1,480
Distribution fees - Class C	2,759
Distribution fees - Class T	1
Shareholder services fees	114,564
Legal and audit fees	80,204
Shareholder communications expenses	78,811
Registration expenses	55,786
Accounting fees	45,000
Custodian fees	44,222
Directors’ fees	29,596
Interest expense	1,337
Miscellaneous expenses	18,227

Total Expenses	1,659,466

Less:
Expenses paid indirectly by broker (See Note 6)	(1,982)
Expense reimbursements (See Note 3)	(56,231)

Total Credits and Reimbursements	(58,213)

Net Expenses	1,601,253

Net Investment Income	557,190

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	5,316,276
Net realized loss on foreign currency transactions	(8,101)

Net realized gain on investments and foreign currency transactions	5,308,175

Net change in unrealized appreciation/(depreciation):
on investments (a)	6,461,723
on foreign currency translations	6,293

Net change in unrealized appreciation on investments and foreign currency translations	6,468,016

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	11,776,191

Net Increase in Net Assets Resulting from Operations	$12,333,381

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$557,190	$1,243,759
Net realized gain on investments and foreign currency transactions	5,308,175	4,982,345
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	6,468,016	(3,216,384)

Net Increase in Net Assets Resulting from Operations	12,333,381	3,009,720

Distributions to Shareholders:
Net investment income
Class AAA	(487,554)	(1,163,838)
Class A	(3,428)	(2,890)
Class C	—	(1,507)
Class I	(181,188)	(89,810)
Class T	(8)	—

	(672,178)	(1,258,045)

Net realized gain
Class AAA	(4,479,876)	(4,630,068)
Class A	(31,428)	(34,850)
Class C	(15,261)	(17,760)
Class I	(790,279)	(293,288)
Class T	(57)	—

	(5,316,901)	(4,975,966)

Return of capital
Class AAA	—	(78,376)
Class A	—	(195)
Class C	—	(101)
Class I	—	(6,048)
Class T	—	—

	—	(84,720)

Total Distributions to Shareholders	(5,989,079)	(6,318,731)

Capital Share Transactions:
Class AAA	(11,913,609)	(9,903,085)
Class A	(125,364)	(619,337)
Class C	(80,307)	(101,536)
Class I	7,580,673	4,854,670
Class T	1,064	—

Net Decrease in Net Assets from Capital Share Transactions	(4,537,543)	(5,769,288)

Redemption Fees	—	5,759

Net Increase/(Decrease) in Net Assets	1,806,759	(9,072,540)
Net Assets:
Beginning of year	95,243,179	104,315,719

End of year (including undistributed net investment income of $0 and $0, respectively)	$97,049,938	$95,243,179

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income		Operating Expenses Before Reimbursement		Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2017	$20.43	$0.11	$2.63	$2.74	$(0.14)	$(1.26)	—	$(1.40)	—	$21.77	13.4%	$81,832	0.48%		1.73%		1.73	%(c)	22%
2016	21.30	0.27	0.29	0.56	(0.28)	(1.13)	$(0.02)	(1.43)	$0.00	20.43	2.7	87,893	1.23		1.65		1.65	(c)(d)	9
2015	23.63	0.26	(0.82)	(0.56)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.30	(2.5)	101,187	1.08		1.63		1.63	(c)	5
2014	24.85	0.35	(0.66)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.63	(1.3)	115,860	1.43		1.61		1.61		3
2013	20.20	0.37	4.65	5.02	(0.37)	—	—	(0.37)	0.00	24.85	24.9	137,545	1.66		1.64		1.64		3
Class A
2017	$20.58	$0.10	$2.66	$2.76	$(0.14)	$(1.26)	—	$(1.40)	—	$21.94	13.4%	$576	0.43%		1.73%		1.73	%(c)	22%
2016	21.29	0.15	0.38	0.53	(0.09)	(1.13)	$(0.02)	(1.24)	$0.00	20.58	2.5	661	0.68		1.65		1.65	(c)(d)	9
2015	23.61	0.26	(0.81)	(0.55)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.29	(2.5)	846	1.08		1.63		1.63	(c)	5
2014	24.83	0.39	(0.70)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.61	(1.3)	1,114	1.53		1.61		1.61		3
2013	20.19	0.36	4.65	5.01	(0.37)	—	—	(0.37)	0.00	24.83	24.8	1,678	1.61		1.64		1.64		3
Class C
2017	$19.85	$(0.06)	$2.55	$2.49	—	$(1.26)	—	$(1.26)	—	$21.08	12.5%	$267	(0.28)%		2.48%		2.48	%(c)	22%
2016	20.71	0.09	0.30	0.39	$(0.10)	(1.13)	$(0.02)	(1.25)	$0.00	19.85	1.9	328	0.42		2.40		2.40	(c)(d)	9
2015	22.98	0.08	(0.79)	(0.71)	(0.06)	(1.49)	(0.01)	(1.56)	0.00	20.71	(3.2)	441	0.36		2.38		2.38	(c)	5
2014	24.17	0.19	(0.67)	(0.48)	(0.18)	(0.53)	—	(0.71)	0.00	22.98	(2.0)	621	0.76		2.36		2.36		3
2013	19.64	0.20	4.50	4.70	(0.17)	—	—	(0.17)	0.00	24.17	23.9	814	0.92		2.39		2.39		3
Class I
2017	$20.40	$0.28	$2.62	$2.90	$(0.29)	$(1.26)	—	$(1.55)	—	$21.75	14.2%	$14,374	1.26%		1.48%		1.00	%(c)(e)	22%
2016	21.27	0.30	0.33	0.63	(0.35)	(1.13)	$(0.02)	(1.50)	$0.00	20.40	3.0	6,361	1.41		1.40		1.35	(c)(d)(e)	9
2015	23.60	0.30	(0.79)	(0.49)	(0.34)	(1.49)	(0.01)	(1.84)	0.00	21.27	(2.2)	1,842	1.26		1.38		1.38	(c)	5
2014	24.83	0.37	(0.62)	(0.25)	(0.45)	(0.53)	—	(0.98)	0.00	23.60	(1.1)	1,665	1.45		1.36		1.36		3
2013	20.18	0.43	4.64	5.07	(0.42)	—	—	(0.42)	0.00	24.83	25.2	1,811	1.94		1.39		1.39		3
Class T(f)
2017	$22.19	$0.02	$0.97	$0.99	$(0.17)	$(1.26)	—	$(1.43)	—	$21.75	4.4%	$1	0.17	%(g)	1.73	%(g)	1.73	%(c)(g)	22%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact to the expense ratios.
(d)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I), respectively.

(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $56,231 and $899 for the years ended December 31, 2017 and 2016, respectively.
(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements

1. Organization. Effective September 5, 2017, The GAMCO Global Telecommunications Fund changed its name to The Gabelli Global Content & Connectivity Fund with a corresponding change in the name of each of its Classes of Shares. The Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993. On July 5, 2017, the Fund began to offer for sale Class T Shares.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Media	$22,324,768	$ 119,696	—	$22,444,464
Telecommunications Services	50,733,387	372,681	$0	51,106,068
Other (a)	14,224,529	88,202	600	14,313,331
Other Industries (a)	5,596,521	—	—	5,596,521
Total Common Stocks	92,879,205	580,579	600	93,460,384
Closed-End Funds (a)	2,221,230	—	—	2,221,230
Warrants (a)	—	672,300	—	672,300
Corporate Bonds (a)	—	1,532	—	1,532
U.S. Government Obligations	—	797,858	—	797,858
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$95,100,435	$2,052,269	$600	$97,153,304

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2017, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of distributions and sales of passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated distributions in excess of net investment income by $140,866 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $117,887, with an offsetting adjustment to paid-in capital.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$690,650	$1,299,323
Net long term capital gains	5,298,429	4,934,688
Return of Capital	—	84,720

Total distributions paid	$5,989,079	$6,318,731

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$186,602
Net unrealized appreciation on investments and foreign currency translations	30,037,483

Total	$30,224,085

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments previously considered to be a passive foreign investment company, and no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$67,116,561	$45,122,247	$(15,085,504)	$30,036,743

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective December 1, 2016, the Adviser has agreed to amend its contractual agreement with respect to Class I shares of the Fund to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of its average daily net assets. For the year ended December 31, 2017, the Adviser reimbursed certain Class I expenses in the amount of $56,231. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I Shares. This arrangement is in effect through April 30, 2019. At December 31, 2017, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $57,130:

For the year ended December 31, 2016, expiring December 31, 2018	$899
For the year ended December 31, 2017, expiring December 31, 2019	56,231

$57,130

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $21,391,730 and $32,126,240, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid brokerage commissions on security trades of $21,805 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $1,354 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,982.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $40,890 with a weighted average interest rate of 2.23%. The maximum amount borrowed at any time during the year ended December 31, 2017 was $363,000.

8. Capital Stock. The Fund offers five classes of shares–Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.5%, respectively, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	29,753	$654,237	35,018	$749,451
Shares issued upon reinvestment of distributions	218,174	4,751,822	273,021	5,577,825
Shares redeemed	(791,326)	(17,319,668)	(755,902)	(16,230,361)

Net decrease	(543,399)	$(11,913,609)	(447,863)	$(9,903,085)

Class A
Shares sold	10,559	$235,876	748,844	$16,390,157
Shares issued upon reinvestment of distributions	1,357	29,767	1,296	26,665
Shares redeemed	(17,780)	(391,007)	(757,757)	(17,036,159)

Net decrease	(5,864)	$(125,364)	(7,617)	$(619,337)

Class C
Shares sold	19	$394	1,808	$37,916
Shares issued upon reinvestment of distributions	705	14,868	882	17,501
Shares redeemed	(4,605)	(95,569)	(7,435)	(156,953)

Net decrease	(3,881)	$(80,307)	(4,745)	$(101,536)

Class I
Shares sold	361,860	$7,882,460	222,024	$4,802,848
Shares issued upon reinvestment of distributions	41,693	906,821	16,218	330,850
Shares redeemed	(54,399)	(1,208,608)	(12,962)	(279,028)

Net increase	349,154	$7,580,673	225,280	$4,854,670

Class T
Shares sold	45	$1,000	—	—
Shares issued upon reinvestment of distributions	3	64	—	—

Net increase	48	$1,064	—	—

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Content & Connectivity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli Global Content & Connectivity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Content & Connectivity Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2017, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2017) against a peer group of six other comparable funds prepared by the Adviser (the “Adviser Peer Group”), and against a peer group prepared by Broadridge (the “Broadridge Performance Peer Group”) consisting of all retail and institutional telecommunication funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Telecom Fund Index. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period, and in the fourth (lowest) quartile for the three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the second quintile for the one year period, and the fourth quintile for the three, five, and ten year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of four other telecommunications funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that although the Fund’s total expense ratio was the highest of both peer groups, it did not significantly depart from the median total expense ratio for each of the two peer groups, and that the Fund’s size was generally average within both peer groups. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was acceptable. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Content & Connectivity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1993	32

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 73	Since 1993	10	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 78	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 82	Since 1993	28	President of the law firm of Anthony J. Colavita, P.C.	—
Arthur V. Ferrara Director Age: 87	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—
Werner J. Roeder Director Age: 77	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris Director Age: 83	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza Director Age: 72	Since 2004	30

President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an MBA in Finance from the University of Chicago and a BA in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and an MBA at the Wharton School of the University of Pennsylvania.

Brett Harris joined G. Research as a research analyst in 2008 covering Media and Entertainment. Currently, he oversees the digital research team responsible for covering the Telecommunication, Media, Technology, and Gaming & Lodging industries, and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Previously, he worked as a financial analyst at JetBlue and as an investment banker at JPMorgan Chase. Brett received his BA from Columbia University in Economics in 2003 and his MBA from Columbia Business School in 2008 in Finance and Economics.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.141, $0.142, $0.004, $0.293, and $0.172, per share for Class AAA, Class A, Class C, Class I, and Class T Shares, respectively, and long term capital gains totaling $5,298,429, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2017, 80.56% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.15% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2017, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2017 which was derived from U.S. Treasury securities was 0.12%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 0.82%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman, Associated Capital Group, Inc.	Bruce N. Alpert President John C. Ball Treasurer Agnes Mullady Vice President Andrea R. Mango Secretary Richard J. Walz Chief Compliance Officer
E. Val Cerutti Chief Executive Officer, Cerutti Consultants, Inc.
Anthony J. Colavita President, Anthony J. Colavita, P.C.	DISTRIBUTOR G.distributors, LLC
Arthur V. Ferrara Former Chairman and Chief Executive Officer, Guardian Life Insurance Company of America	CUSTODIAN State Street Bank and Trust Company
John D. Gabelli Senior Vice President, G.research, LLC	TRANSFER AGENT AND DIVIDEND DISBURSING AGENT DST Asset Manager Solutions, Inc.
Werner J. Roeder Former Medical Director, Lawrence Hospital Anthonie C. van Ekris Chairman, BALMAC International, Inc. Salvatore J. Zizza Chairman, Zizza & Associates Corp.	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Content & Connectivity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,600 for 2016 and $109,600 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,800 for 2016 and $14,800 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,660 for 2016 and $2,766 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $46,421 for 2016 and $48,086 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

       Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.